PROSPECTUS

SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             VENTURE VUL ACCUMULATOR
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture VUL Accumulator, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company," "Manufacturers Life of America," "we" or "us").

The Policy is designed to provide lifetime insurance protection together with flexibility as to:

-    the timing and amount of premium payments,
-    the investments underlying the Policy Value, and
-    the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

THE POLICY IS NOT SUITABLE FOR SHORT TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               The Manufacturers Life Insurance Company of America
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

TABLE OF CONTENTS

DEFINITIONS.................................................................................    4
POLICY SUMMARY..............................................................................    6
    General.................................................................................    6
    Death Benefits..........................................................................    6
    Optional Term Rider.....................................................................    6
    Cash Value Enhancement Riders...........................................................    6
    Premiums................................................................................    6
    Policy Value............................................................................    7
    Policy Loans............................................................................    7
    Surrender and Partial Withdrawals.......................................................    7
    Lapse and Reinstatement.................................................................    7
    Charges and Deductions..................................................................    7
    Investment Options and Investment Advisers .............................................    8
    Investment Management Fees and Expenses.................................................    8
    Table of Charges and Deductions.........................................................    8
    Table of Investment Management Fees and Expenses........................................   10
    Table of Investment Options and Investment Subadvisers..................................   12
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST.   14
    Manufacturers Life of America...........................................................   14
    The Separate Account....................................................................   14
    The Trust...............................................................................   14
    Investment Objectives of the Portfolios.................................................   15
ISSUING A POLICY............................................................................   19
    Requirements............................................................................   19
    Temporary Insurance Agreement...........................................................   19
    Right to Examine the Policy.............................................................   20
    Life Insurance Qualification............................................................   20
DEATH BENEFITS..............................................................................   21
    Death Benefit Options...................................................................   21
    Changing the Death Benefit Option.......................................................   22
    Changing the Face Amount................................................................   22
PREMIUM PAYMENTS............................................................................   23
    Initial Premiums........................................................................   23
    Subsequent Premiums.....................................................................   23
    Maximum Premium Limitation..............................................................   24
    Premium Allocation......................................................................   24
CHARGES AND DEDUCTIONS......................................................................   24
    Premium Charges.........................................................................   24
    Surrender Charges.......................................................................   24
    Monthly Deductions......................................................................   26
    Charges for Transfers...................................................................   27
    Reduction in Charges....................................................................   27
SPECIAL PROVISIONS FOR EXCHANGES............................................................   28
COMPANY TAX CONSIDERATIONS..................................................................   28
POLICY VALUE................................................................................   28
    Determination of the Policy Value.......................................................   28
    Units and Unit Values...................................................................   28
    Transfers of Policy Value...............................................................   29
POLICY LOANS................................................................................   30
    Effect of Policy Loan...................................................................   30
    Interest Charged on Policy Loans........................................................   30
    Loan Account............................................................................   30
POLICY SURRENDER AND PARTIAL WITHDRAWALS....................................................   31
    Policy Surrender........................................................................   31
    Partial Withdrawals.....................................................................   31
LAPSE AND REINSTATEMENT.....................................................................   32
    Lapse...................................................................................   32
    No-Lapse Guarantee......................................................................   32

    No-Lapse Guarantee Cumulative Premium Test..............................................   33
    Reinstatement...........................................................................   34
THE GENERAL ACCOUNT.........................................................................   34
    Fixed Account...........................................................................   34
OTHER PROVISIONS OF THE POLICY..............................................................   35
    Cash Value Enhancement Riders...........................................................   35
    Policyowner Rights......................................................................   35
    Beneficiary.............................................................................   36
    Validity................................................................................   36
    Misstatement of Age or Sex..............................................................   36
    Suicide Exclusion.......................................................................   36
    Supplementary Benefits..................................................................   36
TAX TREATMENT OF THE POLICY.................................................................   36
    Life Insurance Qualification............................................................   37
    Tax Treatment of Policy Benefits........................................................   38
    Alternate Minimum Tax...................................................................   41
    Income Tax Reporting....................................................................   41
OTHER INFORMATION...........................................................................   41
    Payment of Proceeds.....................................................................   41
    Reports to Policyowners.................................................................   41
    Distribution of the Policies............................................................   42
    Responsibilities of Manufacturers Life..................................................   42
    Voting Rights...........................................................................   42
    Substitution of Portfolio Shares........................................................   43
    Records and Accounts....................................................................   43
    State Regulations.......................................................................   43
    Litigation..............................................................................   43
    Independent Auditors....................................................................   43
    Further Information.....................................................................   44
    Officers and Directors..................................................................   44
    Optional Term Rider.....................................................................   46
ILLUSTRATIONS...............................................................................   46
APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS   A-1
APPENDIX B - AUDITED FINANCIAL STATEMENTS...................................................   B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.


[CASH ACCUM 05/2001]

DEFINITIONS


Additional Rating
is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.


Age
on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

Attained Age
is the Age at issue plus the number of whole years that have elapsed since the Policy Date.


Business Day
is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.


Cash Surrender Value
is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Gross Withdrawal
is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Effective Date
is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

Fixed Account
is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Investment Account
is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date
is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured
is the person whose life is insured under this Policy.

Loan Account
is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential
is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount
is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

Minimum Death Benefit
is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

Monthly No-Lapse Guarantee Premium
is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value
is the Policy Value less the value in the Loan Account.

Net Premium
is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee
is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period
is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

No-Lapse Guarantee Premium
is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-    the Face Amount of insurance changes.
-    a Supplementary Benefit is added, changed or terminated.
-    the Risk Classification of the life insured changes.
- a temporary Additional Rating is added (due to a face amount increase), or terminated.
-    the death benefit option changes.

No-Lapse Guarantee Cumulative Premium
is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.


Policy Date
is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.


Policy Debt
as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)  is the total amount of loans borrowed as of such date;
(b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;
(c) is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)  is the total amount of loan repayments as of such date.

Policy Value
is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Premium Death Benefit Account
is the sum of premiums paid to date less any Gross Withdrawals, but is not less than zero.

Service Office Address
is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period
is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit
is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request
is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

POLICY SUMMARY


GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

DEATH BENEFITS

There are three death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. Under Option 3, the death benefit is the FACE AMOUNT PLUS THE PREMIUM DEATH BENEFIT ACCOUNT at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.


OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider") which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT THE LIFE INSURED'S ATTAINED AGE 100.


CASH VALUE ENHANCEMENT RIDERS



The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of either rider is that the Cash Surrender Value under the Policy will be enhanced during the period for which Surrender Charges apply. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders will result in different premium and asset-based risk charges under the Policy.


PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.


POLICY LOANS

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.


SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.


LAPSE AND REINSTATEMENT
Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."


CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

     -   charges deducted from premiums paid,

     - monthly deductions for administration, asset-based risk and cost of insurance charges,

     -   charges assessed on surrender or lapse, and

     - if applicable, a charge for any supplementary benefits added to the Policy.

The charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.


TABLE OF CHARGES AND DEDUCTIONS

The table below sets forth the charges and deductions for the Policy. The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either one of these riders to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed below.

         Premium           The Policy provides for a deduction of 7.5% of the
         Charges:          premium paid during the first 10 Policy Years and
                           5.0% of each premium paid thereafter. Where the Cash
                           Value Enhancement Rider is used, the premium charges are increased to 8.5% of the premium paid during the first 10 Policy Years and 5.5% thereafter. Where the
                           Cash Value Enhancement Plus Rider is used, the premium charges are 3.25% for the first 10 Policy
                           Years and 2.25% thereafter.

         Monthly           An ADMINISTRATION CHARGE of $40 plus a per $1000 of
         Deductions:       Face Amount charge per Policy Month is deducted in
                           the first five Policy Years. In subsequent years, the administration charge is $20 plus a per $1000 of Face
                           Amount charge per Policy Month. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect. It applies to the initial Face Amount for the first 10 Policy Years and thereafter to the initial Face Amount less any decreases. (See the chart under "Charges and Deductions - Administration Charge" for the exact per $1000 Face Amount charge.) The monthly administration charge does not vary with the Cash Value Enhancement options.

                           A monthly ASSET-BASED RISK CHARGE is assessed against the Investment Accounts at an annual rate of 0.15%. This rate is guaranteed not to exceed 0.45%. Where the Cash Value Enhancement Rider is used, the asset-based risk charges are the same as those provided in the Policy - an annual rate of 0.15% guaranteed not to exceed 0.45%. Where the Cash Value Enhancement Plus Rider is used, the current asset-based risk charges are at an annual rate of 1.00% for the first 15 Policy Years and 0.25% thereafter. The guaranteed rates are 1.30% for the first 15 Policy Years and 0.55% thereafter.

                           A COST OF INSURANCE CHARGE is assessed monthly based on the amount at risk under the Policy. The rate of this charge does not vary with the Cash Value Enhancement options.

         Surrender         A Surrender Charge is assessed upon surrender of the
         Charges:          Policy, a partial withdrawal of Net Cash Surrender
                           Value or lapse of the Policy occurring during the first 10 years following the Policy Date or the effective date of a Face Amount increase. The
                           Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

                           The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the Grading Percentage, where:

                           (i) is the Rate per $1000 of initial Face Amount (or Face Amount increase);

                           (ii) is 80% of the lesser of (a) the premiums paid per $1000 of Face Amount during the first two Policy Years (or premiums attributable to each $1000 of Face Amount increase for the two years following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

                           (iii) is the initial Face Amount (or Face Amount increase) divided by 1000.

                           The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age at the time of the increase. (See the chart under "Charges and Deductions - Surrender Charges" for the exact Rate per $1000 of initial Face Amount.)

                           The Grading Percentage starts at 100% for the first Policy Month and grades down by .833% each subsequent Policy Month reaching zero at the end of 10 years.

                           If the Policy is issued with a Cash Value Enhancement Rider, the Surrender Charge calculated as described above is reduced by 80% for a surrender, withdrawal or lapse occurring in the first two Policy Years, 60% in the third policy Year, 40% in the fourth policy Year and 20% in the fifth Policy Year.

                           If the Policy is issued with a Cash Value Enhancement Plus Rider, there is no Surrender Charge.

         Loan Charges:     A fixed loan interest rate of 5.25% is charged during
                           the first 10 Policy Years and 4% thereafter. Interest is credited to amounts in the Loan Account at a rate of 4%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter.

         Transfer          A charge of $25 per transfer is assessed for each
         Charge:           transfer in excess of 12 in a Policy Year.

         Dollar Cost       The charge for a transfer made under the Dollar Cost
         Averaging         Averaging program will not exceed $5.
         Charge:

         Asset             The charge for a transfer made under the Asset
         Allocation        Allocation Balancer program will not exceed $15.
         Balancer
         Charge:

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)


                                                                        TOTAL TRUST
                                                    OTHER EXPENSES    ANNUAL EXPENSES
                                    MANAGEMENT      (AFTER EXPENSE     (AFTER EXPENSE
TRUST PORTFOLIO                        FEES         REIMBURSEMENT)     REIMBURSEMENT)
---------------------------------------------------------------------------------------------------
Internet Technologies..........       1.150%            0.130%             1.280%(E)
Pacific Rim Emerging Markets...       0.850%            0.180%             1.030%
Telecommunications.............       1.100%            0.130%             1.230%(A)
Science & Technology...........       1.100%(F)         0.040%             1.140%
International Small Cap........       1.100%            0.440%             1.540%
Health Sciences................       1.100%(F)         0.130%             1.230%(A)
Aggressive Growth..............       1.000%            0.070%             1.070%
Emerging Small Company.........       1.050%            0.050%             1.100%
Small Company Blend............       1.050%            0.140%             1.190%
Dynamic Growth.................       1.000%            0.070%             1.070%(E)
Mid Cap Growth.................       1.000%            0.280%             1.280%(A)
Mid Cap Opportunities..........       1.000%            0.230%             1.230%(A)
Mid Cap Stock..................       0.925%            0.075%             1.000%
All Cap Growth.................       0.950%            0.050%             1.000%
Financial Services.............       0.950%            0.090%             1.040%(A)
Overseas.......................       0.950%            0.200%             1.150%
International Stock............       1.050%(F)         0.180%             1.230%
International Value............       1.000%            0.180%             1.180%
Capital Appreciation...........       0.900%            0.500%(H)          1.400%(H)
Strategic Opportunities(I).....       0.850%            0.050%             0.900%
Quantitative Mid Cap...........       0.800%            0.070%             0.870%(A)
Global Equity..................       0.900%            0.120%             1.020%
Strategic Growth...............       0.900%            0.120%             1.020%(A)
Growth.........................       0.850%            0.050%             0.900%
Large Cap Growth...............       0.875%            0.065%             0.940%
All Cap Value..................       0.950%            0.140%             1.090%(A)
Capital Opportunities..........       0.900%            0.160%             1.060%(A)
Quantitative Equity............       0.700%            0.050%             0.750%
Blue Chip Growth...............       0.875%(F)         0.035%             0.910%
Utilities......................       0.900%            0.270%             1.170%(A)
Real Estate Securities.........       0.800%(A)         0.060%             0.860%
Small Company Value............       1.050%(F)         0.190%             1.240%
Mid Cap Value..................       0.950%            0.160%             1.110%(A)
Value..........................       0.800%            0.060%             0.860%
Tactical Allocation............       0.900%            0.430%             1.330%(E)
Fundamental Value..............       0.950%            0.130%             1.080%(A)
Growth & Income................       0.750%            0.040%             0.790%
U.S. Large Cap Value...........       0.875%            0.055%             0.930%
Equity-Income..................       0.875%(F)         0.035%             0.910%
Income & Value.................       0.800%            0.060%             0.860%
Balanced.......................       0.704%(A)         0.060%             0.764%
High Yield.....................       0.775%            0.065%             0.840%
Strategic Bond.................       0.775%            0.095%             0.870%
Global Bond....................       0.800%            0.200%             1.000%
Total Return...................       0.775%            0.065%             0.840%
Investment Quality Bond........       0.650%            0.080%             0.730%
Diversified Bond...............       0.750%            0.060%             0.810%
U.S. Government Securities.....       0.650%            0.070%             0.720%
Money Market...................       0.500%            0.040%             0.540%
Small Cap Index................       0.525%            0.075%(G)          0.600%(E)
International Index............       0.550%            0.050%(G)          0.600%(E)

Mid Cap Index..................       0.525%            0.075%(G)          0.600%(E)
Total Stock Market Index.......       0.525%            0.075%(G)          0.600%(E)
500 Index......................       0.525%            0.025%(G)          0.550%(E)
Lifestyle Aggressive 1000(D)...       0.070%            1.050%(B)          1.120%(C)
Lifestyle Growth 820(D)........       0.055%            0.980%(B)          1.035%(C)
Lifestyle Balanced 640(D)......       0.055%            0.890%(B)          0.945%(C)
Lifestyle Moderate 460(D)......       0.064%            0.820%(B)          0.884%(C)
Lifestyle Conservative 280(D)..       0.075%            0.780%(B)          0.855%(C)

----------

A   Based on estimates to be made during the current fiscal year.

B   Reflects expenses of the Underlying Portfolios.

C The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

       If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

    This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2000) as noted in the chart below:

                                     MANAGEMENT     OTHER        TOTAL TRUST
       TRUST PORTFOLIO                  FEES       EXPENSES    ANNUAL EXPENSES
       ------------------------------------------------------------------------
       Lifestyle Aggressive 1000.       0.070%      1.075%          1.145%
       Lifestyle Growth 820......       0.055%      0.990%          1.045%
       Lifestyle Balanced 640....       0.055%      0.900%          0.955%
       Lifestyle Moderate 460....       0.064%      0.845%          0.909%
       Lifestyle Conservative 280       0.075%      0.812%          0.887%

D Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.

E Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.

F Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The fee reduction is based on the combined asset level of all five portfolios and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

         COMBINED ASSET LEVELS                               FEE REDUCTION
                                                 (AS A PERCENTAGE OF THE ADVISORY FEE)

         First $750 million                                       0.0%
         Between $750 million and $1.5 billion                    2.5%
         Between $1.5 billion and $3.0 billion                    3.75%
         Over $3.0 billion                                        5.0%

    The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of February 28, 2001, the combined asset level for all four portfolios was approximately $4.469 billion resulting in a fee reduction of 3.065%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.

G MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

H Annualized - For period November 1, 2000 (commencement of operations) to December 31, 2000. For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time.

I   Formerly, Mid Cap Blend.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The Trust currently has twenty-five subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.

SUBADVISER                                             PORTFOLIO
A I M Capital Management, Inc.                         All Cap Growth Trust
                                                       Aggressive Growth Trust

Capital Guardian Trust Company                         Small Company Blend Trust
                                                       U.S. Large Cap Value Trust
                                                       Income & Value Trust
                                                       Diversified Bond Trust

Cohen & Steers Capital Management, Inc.                Real Estate Securities Trust

Davis Select Advisers, L.P.                            Financial Services Trust
                                                       Fundamental Value Trust

The Dreyfus Corporation                                All Cap Value Trust

Fidelity Management & Research Company                 Strategic Opportunities Trust(A)
                                                       Large Cap Growth Trust
                                                       Overseas Trust

Founders Asset Management LLC                          International Small Cap Trust
                                                       Balanced Trust(C)

Franklin Advisers, Inc.                                Emerging Small Company Trust

INVESCO Funds Group, Inc.                              Telecommunications Trust
                                                       Mid Cap Growth Trust

Janus Capital Corporation                              Dynamic Growth Trust

Jennison Associates LLC                                Capital Appreciation Trust

Lord, Abbett & Co.                                     Mid Cap Value Trust

Manufacturers Adviser Corporation                      Pacific Rim Emerging Markets Trust
                                                       Quantitative Equity Trust
                                                       Quantitative Mid Cap Trust
                                                       Money Market Trust
                                                       Index Trusts
                                                       Lifestyle Trusts(B)
                                                       Balanced Trust(C)

Massachusetts Financial Services Company               Strategic Growth Trust
                                                       Capital Opportunities Trust
                                                       Utilities Trust

Miller Anderson & Sherrerd, LLP                        Value Trust
                                                       High Yield Trust

Brinson Advisors, Inc.                                 Tactical Allocation Trust
(formerly, Mitchell Hutchins Asset Management Inc.)

Munder Capital Management                              Internet Technologies Trust

Pacific Investment Management Company                  Global Bond Trust
                                                       Total Return Trust

Putnam Investment Management, L.L.C.                   Mid Cap Opportunities Trust
                                                       Global Equity Trust

Salomon Brothers Asset Management Inc                  U.S. Government Securities Trust
                                                       Strategic Bond Trust

SSgA Funds Management, Inc.                            Growth Trust
                                                       Lifestyle Trusts(B)

T. Rowe Price Associates, Inc.                         Science & Technology Trust
                                                       Small Company Value Trust
                                                       Health Sciences Trust
                                                       Blue Chip Growth Trust
                                                       Equity-Income Trust

T. Rowe Price International, Inc.                      International Stock Trust

Templeton Investment Counsel, Inc.                     International Value Trust

Wellington Management Company, LLP                     Growth & Income Trust
                                                       Investment Quality Bond Trust
                                                       Mid Cap Stock Trust

----------

A   Formerly, the Mid Cap Blend Trust.
B SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.
C A shareholders meeting has been scheduled for May 4, 2001 to approve Manufacturers Adviser Corporation as the new subadviser to the Balanced Trust. If this change is approved by shareholders, it will be effective immediately.

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST


MANUFACTURERS LIFE OF AMERICA

We are a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.


RATINGS

Manufacturers Life of America has received the following ratings from independent rating agencies:

    Standard and Poor's Insurance Ratings Service:     AA+ (for financial strength)
    A.M. Best Company:                                 A++ (for financial strength)
    Fitch:                                             AAA (for insurer financial strength)
    Moody's Investors Service, Inc.:                   Aa2 (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


THE SEPARATE ACCOUNT

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.


ASSETS OF THE SEPARATE ACCOUNT

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.


REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.


THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.


ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase.

The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks of mid size companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset,s under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolios total assets in equity securities which the subadviser believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

(ii) the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.


MINIMUM INITIAL FACE AMOUNT

We will generally issue a Policy only if it has a Face Amount of at least $100,000.


BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.


TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.


RIGHT TO EXAMINE THE POLICY

You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the Manufacturers Life of America agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

(1) the amount of all premiums paid or

(2) (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

    (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

    (c) any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.


LIFE INSURANCE QUALIFICATION

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.


CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.


GUIDELINE PREMIUM TEST

Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

(a) the Guideline Single Premium, or
(b) the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the Policy may affect the maximum amount of premiums, such as:

-   a change in the Policy's Face Amount.
-   a change in the death benefit option.
-   partial withdrawals.
-   addition or deletion of Supplementary Benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.


DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.


DEATH BENEFIT OPTIONS

There are three death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.


DEATH BENEFIT OPTION 1

Under Option 1, the death benefit is the Face Amount of the Policy at the date of death. DEATH BENEFIT OPTION 2 Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.


DEATH BENEFIT OPTION 3

Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.

If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only.

If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option
3. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

MINIMUM DEATH BENEFIT.

The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."

If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.


            -----------------------------------------------------
                   TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES
            -----------------------------------------------------
              ATTAINED AGE                APPLICABLE PERCENTAGE
              40 and under                         250%
                   45                              215%
                   50                              185%
                   55                              150%
                   60                              130%
                   65                              120%
                   70                              115%
                   75                              105%
                   90                              105%
              95 and above                         100%
            -----------------------------------------------------


For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately.

If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.


CHANGING THE DEATH BENEFIT OPTION

You may change the death benefit option as described below once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy MONTH after we receive a written request for a change at our Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:


CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.


CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.


CHANGE FROM OPTION 3 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.


INCREASE IN FACE AMOUNT

You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.


NEW SURRENDER CHARGES FOR AN INCREASE

An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.


INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.


CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.


DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $100,000.


PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium. (For policies issued in the state of Florida, the minimum initial premium is one-twelfth of the No-Lapse Guarantee Value Deduction (which is set forth in the Table of Values in your policy).

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.


MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.


PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.


CHARGES AND DEDUCTIONS

The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a partial withdrawal or lapse of a Policy. These charges are discussed below.

The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy
- Cash Value Enhancement Riders."


PREMIUM CHARGES

During the first 10 Policy Years, Manufacturers Life of America deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5.0% of the premium. The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.


SURRENDER CHARGES

The Company will deduct a Surrender Charge if, during the first 10 years following the Policy Date or the effective date of a Face Amount increase:

    -   the Policy is surrendered for its Net Cash Surrender Value,

    -   a partial withdrawal is made, or
    -   the Policy lapses.

The Surrender Charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)   is the Rate per $1000 of initial Face Amount (or Face Amount increase);
(ii) is 80% of the lesser of (a) the premiums paid in the first two Policy Years per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the two years following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
(iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age at the time of an increase. The Rates per $1000 are set forth in the following table.


              TABLE OF GUARANTEED SURRENDER CHARGE RATES PER $1000
                     OF FACE AMOUNT OR FACE AMOUNT INCREASE


         -------------------------------------------------------------
         AGE AT ISSUANCE OR          DEATH BENEFIT      DEATH BENEFIT
         ATTAINED AGE AT INCREASE    OPTIONS 1 AND 3    OPTION 2
         -------------------------------------------------------------
         25 or less                  $7.30              $6.30
         26 - 35                     $6.40              $5.60
         36 - 45                     $5.90              $4.70
         46 - 55                     $4.00              $4.50
         56 - 65                     $2.90              $1.90
         66 or greater               $2.40              $1.90

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down 10% each Policy Year (or .833% each Policy Month) reaching zero at the end of 10 years.

             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
        (Applicable to the Initial Face Amount and Subsequent Increases)
             The Grading Percentages Will Not Exceed The Following:

                     Surrender Charge Period      Grading
                         (Policy Year)           Percentage*
                               1                    100%
                               2                    90%
                               3                    80%
                               4                    70%
                               5                    60%
                               6                    50%
                               7                    40%
                               8                    30%
                               9                    20%
                               10                   10%
                               11                    0%

             * The Grading Percentages shown are at the beginning of
               each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

ILLUSTRATION OF SURRENDER CHARGE CALCULATION

ASSUMPTIONS

-     45 year old male (standard risk and nonsmoker status)
-     Death Benefit Option 1
-     $20,000 in premiums have been paid on the Policy in the first two Policy
      Years
-     Surrender Charge Premium Limit for the Policy is $16.74
- Face Amount of the Policy at issue is $500,000 and no increases have occurred
-     Policy is surrendered during the first month of the first policy year.


SURRENDER CHARGE

The Surrender Charge to be assessed would be $9,646 determined as follows:

(1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($5.90) is added to 80% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$5.90 plus (80%) x [the lesser of $20,000/(500,000/1000) or $16.74] = $19.29.

(2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

$19.29 x [500,000/1000 or 500] = $9,646.

(3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

$9,646 x 100% = $9,646.

Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.


SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

(a) is the amount of the partial Net Cash Surrender Value withdrawal;
(b) is the Net Cash Surrender Value prior to the withdrawal; and
(c) is the current total Surrender Charge prior to the withdrawal.

The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.


MONTHLY DEDUCTIONS
On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

-   an administration charge;
-   an asset-based risk charge; and
-   a cost of insurance charge.

If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.


ADMINISTRATION CHARGE

The administration charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first five Policy Years, this monthly charge will be $40 plus a per $1000 of Face Amount charge. For all subsequent Policy Years, the monthly administration charge will be $20 plus a per $1000 of Face Amount charge. The per $1000 component of the administration charge applies to the initial Face Amount for the first 10 Policy Years and thereafter to the initial Face Amount less any Face Amount decreases. The per $1000 charge is based on the life insured's Age at issuance or Attained Age at the time of an increase and the death benefit option in effect as set forth in the following table.

      -------------------------------------------------------------------------
                      DEATH BENEFIT                 DEATH BENEFIT
                      OPTIONS 1 AND 3               OPTION 2
      -------------------------------------------------------------------------
      AGE*/           First Five     Subsequent     First Five     Subsequent
      ATTAINED AGE*   Policy Years   Policy Years   Policy Years   Policy Years
      -------------------------------------------------------------------------
      25-             0.105          0.025          0.215          0.025
      35              0.195          0.025          0.295          0.040
      45              0.290          0.060          0.440          0.090
      55              0.535          0.105          0.520          0.140
      65              0.700          0.155          0.950          0.300
      75              0.850          0.250          0.950          0.300
      85+             1.075          0.500          1.150          0.575

      * The monthly charge for non-decennial ages is found by interpolating the two nearest tabular entries.

ASSET-BASED RISK CHARGE
A charge is assessed against the Investment Accounts monthly at an annual rate of 0.15%. This rate is guaranteed not to exceed 0.45%. This charge is to compensate the Company for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.


COST OF INSURANCE CHARGE

The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

For Death Benefit Options 1 and 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and
(b) is the Policy Value as of the first day of the Policy Month after the deduction of the monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables.


CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.


REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.


SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued either by the Company or The Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this prospectus may exchange their Policies for certain fixed policies issued either by the Company or by The Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.


COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.


POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.


INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.


FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."


LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.


UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.


TRANSFERS OF POLICY VALUE

At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

We reserve the right to impose limitations on transfers, including the maximum amount that may be transferred. We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)   within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.


TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed

Account may not involve a transfer to the Investment Account for the Money Market Trust.


TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.


DOLLAR COST AVERAGING

The Company offers policyowners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. The Company will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.


ASSET ALLOCATION BALANCER TRANSFERS

Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.


POLICY LOANS

While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."


EFFECT OF POLICY LOAN

A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.


INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.


LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.


INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.50% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.


LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.


LOAN REPAYMENTS

You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.


POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.


PARTIAL WITHDRAWALS

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.


LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or BELOW after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.


NO-LAPSE GUARANTEE

(See below for provisions applicable for policies issued in Florida)

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

The No-Lapse Guarantee Period is described under "Definitions."

While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

Policies Issued in Florida. The following changes are applicable for Policies issued in Florida:

A No-Lapse Guarantee Value Test (as opposed to a No-Lapse Guarantee Cumulative Premium Test) is used to determine whether the No-Lapse Guarantee is in effect.

The No-Lapse Guarantee Value Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid less:

    (a)   the sum of the No-Lapse Guarantee Value Deductions,
    (b)   any gross withdrawals, and
    (c)   any Policy Debt

is equal to or greater than zero.

The No-Lapse Guarantee Value Deduction is set forth in the Table of Values in your Policy. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-     the face amount of insurance changes.
-     a supplementary benefit is added, changed or terminated.
-     the risk classification of the life insured changes.
- a temporary Additional Rating is added (due to a face amount increase), or terminated.
-     The Death Benefit Option changes.

       If, during the No-Lapse Guarantee Period, the No-Lapse Guarantee Value Test has not been met, the No-Lapse Guarantee Value Test (as opposed to the No-Lapse Guarantee Cumulative Premium Test) will be used to determine the amount necessary to keep your Policy from going into default. This required payment will be equal to the lesser of:

       (a) the amount necessary to satisfy the No-Lapse Guarantee Value Test at the date of default, plus the sum of two monthly No-Lapse Guarantee Value Deductions, or

       (b) the amount necessary to bring the Net Cash Surrender Value to zero plus:

           1. the monthly deductions due,
           2. the next two monthly deductions, and
           3. the applicable premium charge.


NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.


DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

REINSTATEMENT

A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.


THE GENERAL ACCOUNT

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.


FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

     (a) the portion of the net premiums allocated to it; plus
     (b) any amounts transferred to it; plus
     (c) interest credited to it; less
     (d) any charges deducted from it; less
     (e) any partial withdrawals from it; less
     (f) any amounts transferred from it.


INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders:
(1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. The enhancement is provided by deducting a Surrender Charge that is less than the Surrender Charge that would otherwise have applied. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the 10 years of the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS
          (Applicable to Initial Face Amount and Subsequent Increases)

                                    Cash Value            Cash Value Enhancement
              Policy Year        Enhancement Rider              Plus Rider
              -----------        -----------------              ----------
                 1 - 2                   80%                       100%
                   3                     60%                       100%
                   4                     40%                       100%
                   5                     20%                       100%
                6 - 10                    0%                       100%

Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS

---------------------------------------------------------------------------------
       CHARGES
---------------------------------------------------------------------------------
                                               THE POLICY
---------------------------------------------------------------------------------
Premium Charge             7.5% for first 10 Policy Years and  5.0% thereafter

Asset-Based Risk Charge    0.15% per Policy Year (guaranteed not to exceed 0.45%)
---------------------------------------------------------------------------------
                                THE POLICY WITH CASH VALUE ENHANCEMENT RIDER
---------------------------------------------------------------------------------
Premium Charge             8.5% for first 10 Policy Years and  5.5% thereafter

Asset-Based Risk Charge    0.15% per Policy Year (guaranteed not to exceed 0.45%)
---------------------------------------------------------------------------------
                             THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
---------------------------------------------------------------------------------
Premium Charge             3.25%  for first 10 Policy Years and 2.25% thereafter

Asset-Based Risk Charge    1.00%  per Policy Year for the first 15 Policy Years
                           (guaranteed not to exceed 1.30%) and 0.25% thereafter
                           (guaranteed not to exceed 0.55%)
---------------------------------------------------------------------------------


POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

     -   Vary the premiums paid under the Policy.
     -   Change the death benefit option.
     -   Change the premium allocation for future premiums.
     -   Transfer amounts between sub-accounts.
     -   Take loans and/or partial withdrawals.
     -   Surrender the contract.
     -   Transfer ownership to a new owner.
     - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.
     -   Change or revoke a contingent owner.
     -   Change or revoke a beneficiary.

         ASSIGNMENT OF RIGHTS

         Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

         BENEFICIARY

         One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

         VALIDITY

         The Company will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

         MISSTATEMENT OF AGE OR SEX

         If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

         SUICIDE EXCLUSION

         If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

         If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

         The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

         SUPPLEMENTARY BENEFITS

         Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

         TAX TREATMENT OF THE POLICY

         The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. MANUFACTURERS LIFE OF AMERICA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

         The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

         LIFE INSURANCE QUALIFICATION

         There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
         Section 7702 of the Code.
         - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.
         - The Policy must be a valid life insurance contract under applicable state law.
         - The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

         These four items are discussed in detail below.

         DEFINITION OF LIFE INSURANCE

         Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

         With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

         With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

         The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

         If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         DIVERSIFICATION

         Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

         STATE LAW

         A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

         INVESTOR CONTROL

         In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury

         Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

         TAX TREATMENT OF POLICY BENEFITS

         The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

         The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

         DEATH BENEFIT

         The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

         In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

         CASH VALUES

         Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

         INVESTMENT IN THE POLICY Investment in the Policy means:

         - the aggregate amount of any premiums or other consideration paid for a Policy; minus

         - the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

         - the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

         The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

         SURRENDER OR LAPSE

         Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

         DISTRIBUTIONS

         The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

         DISTRIBUTIONS FROM NON-MEC'S

         A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

         FORCE OUTS

         An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

         DISTRIBUTIONS FROM MEC'S

         Policies classified as MEC's will be subject to the following tax rules:

         - First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.
         - Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.
         - Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
         -        is made on or after the policyowner attains age 59 -1/2;
         -        is attributable to the policyowner becoming disabled; or
         - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

         These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

         Definition of Modified Endowment Contracts

         Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

         In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

         The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

         Material Changes

         A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

         Reductions in Face Amount

         If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

         Exchanges

         A life insurance contract received in exchange for a MEC will also be treated as a MEC.

         Processing of Premiums

         If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

         If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

         If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

         Multiple Policies

         All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under
         Section 72(e) of the Code.

         POLICY LOAN INTEREST

         Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

         Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

         The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

         If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

         INTEREST ON POLICY LOANS AFTER YEAR 10

         Interest is credited to amounts in the Loan Account at an effective annual rate of 4.00%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.50% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

         POLICY EXCHANGES

         A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

         OTHER TRANSACTIONS

         A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

         Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

         ALTERNATE MINIMUM TAX

         Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

         INCOME TAX REPORTING

         In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

         -        the value each year of the life insurance protection provided;

         -        an amount equal to any employer-paid premiums; or


         - some or all of the amount by which the current value exceeds the employer's interest in the Policy.


         Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

         OTHER INFORMATION

         PAYMENT OF PROCEEDS

         As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

         REPORTS TO POLICYOWNERS

         Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
         - the value of the units in each Investment Account to which the Policy Value is allocated;
         - the Policy Debt and any loan interest charged since the last report;
         - the premiums paid and other Policy transactions made during the period since the last report; and
         -        any other information required by law.


         Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

         DISTRIBUTION OF THE POLICIES

         ManEquity, Inc. ("ManEquity"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity are:
         Joseph Scott, Robert Cook and Gary Buchanan. Its officers are: (i) Gary Buchanan - President, (ii) Thomas Reive - Treasurer, (iii) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

         The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 115% of premiums paid in the first year of the Policy plus (b) 2% of all premiums paid in years after the first year plus (c) 1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

         RESPONSIBILITIES OF MANUFACTURERS LIFE

         The Manufacturers Life Insurance Company ("Manufacturers Life") and The Manufacturers Life Insurance Company (USA) ("Manufacturers USA") have entered into an agreement with ManEquity pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity with respect to the Policies and such other policies. ManEquity will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

         Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

         Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

         VOTING RIGHTS

         As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

         The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

         Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

         SUBSTITUTION OF PORTFOLIO SHARES

         Although we believe it to be unlikely, it is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

         Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

         RECORDS AND ACCOUNTS

         The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

         All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

         STATE REGULATIONS

         Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

         Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

         LITIGATION

         No litigation is pending that would have a material effect upon the Separate Account or the Trust.

         INDEPENDENT AUDITORS

         The consolidated financial statements of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the three years ended December 31, 2000 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the two years ended December 31, 2000, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

         FURTHER INFORMATION

         A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

         For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.

         OFFICERS AND DIRECTORS

                                 POSITION WITH
                                 MANUFACTURERS LIFE
NAME                             OF AMERICA                       PRINCIPAL OCCUPATION
Sandra M. Cotter (38)*           Director                         Attorney, Dykema Gossett, PLLC, 1989 to present.
                                 (since December 1992)

James D. Gallagher (46)**        Director (since May 1996),       President, Manufacturers Investment Trust,
                                 Secretary and General Counsel    February 2001 to Present, President, The
                                                                  Manufacturers Life Insurance Company of New York,
                                                                  August 1999 to Present, Vice President, Secretary and
                                                                  General Counsel, The Manufacturers Life Insurance
                                                                  Company (USA), January 1997 to present; Secretary and
                                                                  General Counsel, Manufacturers Adviser Corporation,
                                                                  January 1997 to present; Vice President, Chief Legal
                                                                  Officer and Government Relations-U.S. Operations, The
                                                                  Manufacturers Life Insurance Company, January 1996 to
                                                                  present; Vice President, Secretary and General
                                                                  Counsel, The Manufacturers Life Insurance Company of
                                                                  North America, 1994 to present.

Donald A. Guloien (44)***        Director (since August 1990)     Executive Vice President, Business Development,
                                 and President                    The Manufacturers Life Insurance Company,
                                                                  January 1999 to present, Senior Vice President,
                                                                  Business Development, The Manufacturers Life
                                                                  Insurance Company, 1994 to December 1998.


James O'Malley (55)***           Director (since November 1998)   Senior Vice President, U.S. Pensions, The
                                                                  Manufacturers Life Insurance Company, January
                                                                  1999 to present; Vice President, Systems New
                                                                  Business Pensions, The Manufacturers Life
                                                                  Insurance Company, 1984 to December 1998.



Joseph J. Pietroski (62)***      Director (since July 1992)       Senior Vice President and Corporate Secretary,
                                                                  The Manufacturers Life Insurance Company, 1999
                                                                  to present. Senior Vice President, General
                                                                  Counsel and Corporate Secretary, The Manufacturers
                                                                  Life Insurance Company, 1988 to 1999.



                                 POSITION WITH
                                 MANUFACTURERS LIFE
NAME                             OF AMERICA                       PRINCIPAL OCCUPATION
John D. Richardson (63)***       Director (since January 1995)    Senior Executive Vice President, The
                                 and Chairman                     Manufacturers Life Insurance Company; January
                                                                  1999 to present; Executive Vice President, U.S.
                                                                  Operations, The Manufacturers Life Insurance
                                                                  Company, November 1997 to December 1998; Senior
                                                                  Vice President and General Manager, U.S.
                                                                  Operations, The Manufacturers Life Insurance
                                                                  Company, January 1995 to October 1997.

Victor Apps (53)***              Vice President, Asia             Executive Vice President, Asia Operations, The
                                                                  Manufacturers Life Insurance Company, November
                                                                  1997 to present; Senior Vice President and
                                                                  General Manager, Greater China Division, The
                                                                  Manufacturers Life Insurance Company, 1995 to
                                                                  1997; Vice President and General Manager,
                                                                  Greater China Division, The Manufacturers Life
                                                                  Insurance Company, 1993 to 1995

Felix Chee (54)***               Vice President, Investments      Executive Vice President & Chief Investment
                                                                  Officer, The Manufacturers Life Insurance
                                                                  Company; November 1997 to present; Chief
                                                                  Investment Officer, The Manufacturers Life
                                                                  Insurance Company, June 1997 to present, Senior
                                                                  Vice President and Treasurer, The Manufacturers
                                                                  Life Insurance Company, August 1994 to May 1997.

Robert A. Cook (46)**            Vice President, Marketing        Senior Vice President, U.S. Individual
                                                                  Insurance, The Manufacturers Life Insurance
                                                                  Company, January 1999 to present; Vice
                                                                  President, Product Management, The
                                                                  Manufacturers Life Insurance Company, January
                                                                  1996 to December 1998; Sales and Marketing
                                                                  Director, The Manufacturers Life Insurance
                                                                  Company, 1994 to 1995.

John Ostler (48)***              Vice President, Chief            Vice President, Chief Financial Officer and
                                 Financial Officer and            Appointed Actuary, U.S. Operations, The
                                 Appointed Actuary                Manufacturers Life Insurance Company, October
                                                                  1, 2000 to present; Vice President and Corporate
                                                                  Actuary, The Manufacturers Life Insurance Company,
                                                                  March 1998 to September 2000; Vice President & CFO
                                                                  U.S. Individual Insurance, The Manufacturers Life
                                                                  Insurance Company, 1992 to March 1998; Vice
                                                                  President, U.S. Insurance Products, The
                                                                  Manufacturers Life Insurance Company, 1990 - 1992;
                                                                  Assistant Vice President & Pricing Actuary, U.S.
                                                                  Insurance, The Manufacturers Life Insurance
                                                                  Company, 1988-1990.

                                 POSITION WITH
                                 MANUFACTURERS LIFE
NAME                             OF AMERICA                       PRINCIPAL OCCUPATION
Denis Turner (45)***             Vice President and Treasurer     Vice President and Treasurer, The Manufacturers
                                                                  Life Insurance Company of America, May 1999 to
                                                                  present; Vice President &Chief Accountant, U.S.
                                                                  Division, The Manufacturers Life Insurance
                                                                  Company, May 1999 to present; Assistant Vice
                                                                  President, Financial Operations, Reinsurance
                                                                  Division, The Manufacturers Life Insurance
                                                                  Company, February 1998 to April 1999; Assistant
                                                                  Vice President & Controller, Reinsurance
                                                                  Division, The Manufacturers Life Insurance
                                                                  Company, November 1995, to January 1998,
                                                                  Assistant Vice President, Corporate
                                                                  Controllers, The Manufacturers Life Insurance
                                                                  Company, January 1989 to October 1995.

*Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.

**Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.

***Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.

         OPTIONAL TERM RIDER

         The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

         ILLUSTRATIONS

         The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.981% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.976%, 4.965% and 10.907%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 0.991% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.986%, 4.955% and 10.896%. The expense reimbursements for the Lifestyle Trusts and the Index Trusts are expected to remain in effect during the fiscal year ended December 31, 2001. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker (assuming no optional riders are elected):

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

In addition there is one table shown for death benefit option 3 issued to a male non-smoker (assuming the Cash Value Enhancement Rider is elected) and one table shown for death benefit option 1 issued to a male non-smoker (assuming the Cash Value Enhancement Plus Rider is elected).

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately February, 2001. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,655 ANNUAL PLANNED PREMIUM
  ASSUMING CURRENT CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                                0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                            Gross Investment Return             Gross Investment Return               Gross Investment Return
                            -----------------------             -----------------------               -----------------------

 End Of   Accumulated   Policy        Cash        Death      Policy        Cash       Death       Policy         Cash        Death
 Policy      Premiums    Value   Surrender      Benefit       Value   Surrender     Benefit        Value    Surrender      Benefit
Year(1)           (2)             Value(3)                             Value(3)                              Value(3)
      1         3,838    2,227           0      250,000       2,392           0     250,000        2,557            0      250,000
      2         7,867    4,419       1,620      250,000       4,888       2,090     250,000        5,378        2,580      250,000
      3        12,099    6,567       4,115      250,000       7,485       5,033     250,000        8,483        6,030      250,000
      4        16,541    8,681       6,574      250,000      10,196       8,090     250,000       11,909        9,803      250,000
      5        21,206   10,760       9,000      250,000      13,027      11,267     250,000       15,694       13,934      250,000
      6        26,104   13,545      12,132      250,000      16,748      15,334     250,000       20,663       19,249      250,000
      7        31,247   16,280      15,213      250,000      20,629      19,562     250,000       26,147       25,080      250,000
      8        36,647   18,966      18,244      250,000      24,678      23,957     250,000       32,203       31,482      250,000
      9        42,317   21,604      21,229      250,000      28,907      28,531     250,000       38,896       38,521      250,000
     10        48,271   24,191      24,162      250,000      33,318      33,289     250,000       46,291       46,262      250,000
     15        82,813   36,689      36,689      250,000      58,871      58,871     250,000       97,322       97,322      250,000
     20       126,899   47,429      47,429      250,000      90,289      90,289     250,000      181,977      181,977      285,703
     25       183,165   56,038      56,038      250,000     129,156     129,156     250,000      322,073      322,073      431,577
     30       254,976   61,804      61,804      250,000     177,902     177,902     250,000      553,260      553,260      674,977
     35       346,627   63,091      63,091      250,000     240,216     240,216     278,651      933,474      933,474    1,082,829
     40       463,599   56,452      56,452      250,000     318,708     318,708     341,018    1,559,817    1,559,817    1,669,004
     45       612,889   34,281      34,281      250,000     417,700     417,700     438,585    2,596,894    2,596,894    2,726,739
     50       803,425     0(4)        0(4)   250,000(4)     538,567     538,567     565,495    4,283,113    4,283,113    4,497,268
     55     1,046,603     0(4)        0(4)   250,000(4)     682,832     682,832     716,973    6,984,799    6,984,799    7,334,039
     60     1,356,966     0(4)        0(4)   250,000(4)     863,728     863,728     872,365   11,413,709   11,413,709   11,527,846
     65     1,753,077     0(4)        0(4)   250,000(4)   1,110,571   1,110,571   1,110,571   19,030,951   19,030,951   19,030,951

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.


(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.


(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,655 ANNUAL PLANNED PREMIUM
  ASSUMING MAXIMUM CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                               0% Hypothetical                      6% Hypothetical                      12% Hypothetical
                            Gross Investment Return             Gross Investment Return               Gross Investment Return
                            -----------------------             -----------------------               -----------------------

 End Of   Accumulated   Policy        Cash        Death      Policy        Cash       Death       Policy         Cash        Death
 Policy      Premiums    Value   Surrender      Benefit       Value   Surrender     Benefit        Value    Surrender      Benefit
Year(1)           (2)             Value(3)                             Value(3)                              Value(3)
      1         3,838    1,955           0      250,000       2,111           0     250,000        2,269            0      250,000
      2         7,867    3,772         974      250,000       4,204       1,405     250,000        4,656        1,857      250,000
      3        12,099    5,540       3,088      250,000       6,367       3,915     250,000        7,269        4,816      250,000
      4        16,541    7,258       5,152      250,000       8,602       6,496     250,000       10,128        8,022      250,000
      5        21,206    8,921       7,161      250,000      10,908       9,148     250,000       13,257       11,497      250,000
      6        26,104   11,274       9,860      250,000      14,056      12,643     250,000       17,475       16,061      250,000
      7        31,247   13,557      12,489      250,000      17,311      16,243     250,000       22,098       21,031      250,000
      8        36,647   15,771      15,049      250,000      20,677      19,956     250,000       27,174       26,452      250,000
      9        42,317   17,911      17,536      250,000      24,156      23,781     250,000       32,744       32,369      250,000
     10        48,271   19,979      19,950      250,000      27,753      27,724     250,000       38,864       38,835      250,000
     15        82,813   29,515      29,515      250,000      48,096      48,096     250,000       80,557       80,557      250,000
     20       126,899   36,450      36,450      250,000      71,812      71,812     250,000      148,541      148,541      250,000
     25       183,165   39,361      39,361      250,000      98,917      98,917     250,000      260,078      260,078      348,504
     30       254,976   35,906      35,906      250,000     129,744     129,744     250,000      439,521      439,521      536,216
     35       346,627   20,942      20,942      250,000     165,188     165,188     250,000      725,797      725,797      841,924
     40       463,599     0(4)        0(4)   250,000(4)     209,221     209,221     250,000    1,185,072    1,185,072    1,268,028
     45       612,889     0(4)        0(4)   250,000(4)     271,363     271,363     284,931    1,930,945    1,930,945    2,027,492
     50       803,425     0(4)        0(4)   250,000(4)     346,339     346,339     363,656    3,100,394    3,100,394    3,255,414
     55     1,046,603     0(4)        0(4)   250,000(4)     430,371     430,371     451,889    4,887,538    4,887,538    5,131,915
     60     1,356,966     0(4)        0(4)   250,000(4)     534,742     534,742     540,090    7,753,303    7,753,303    7,830,836
     65     1,753,077     0(4)        0(4)   250,000(4)     684,274     684,274     684,274   12,742,146   12,742,146   12,742,146

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $10,894 ANNUAL PLANNED PREMIUM
  ASSUMING CURRENT CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                                0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                            Gross Investment Return             Gross Investment Return               Gross Investment Return
                            -----------------------             -----------------------               -----------------------

 End Of   Accumulated   Policy        Cash        Death      Policy        Cash       Death       Policy         Cash        Death
 Policy      Premiums    Value   Surrender      Benefit       Value   Surrender     Benefit        Value    Surrender      Benefit
Year(1)           (2)             Value(3)                             Value(3)                              Value(3)
      1        11,439    8,550       5,367      258,550       9,102       5,919     259,102        9,655        6,473      259,655
      2        23,449   16,993      14,301      266,993      18,631      15,939     268,631       20,336       17,644      270,336
      3        36,061   25,320      22,962      275,320      28,597      26,238     278,597       32,143       29,784      282,143
      4        49,302   33,542      31,517      283,542      39,029      37,004     289,029       45,205       43,179      295,205
      5        63,206   41,660      39,968      291,660      49,952      48,259     299,952       59,657       57,965      309,657
      6        77,805   50,668      49,308      300,668      62,412      61,052     312,412       76,706       75,346      326,706
      7        93,134   59,552      58,525      309,552      75,448      74,421     325,448       95,562       94,535      345,562
      8       109,229   68,314      67,620      318,314      89,088      88,394     339,088      116,419      115,725      366,419
      9       126,130   76,957      76,597      326,957     103,363     103,003     353,363      139,496      139,135      389,496
     10       143,875   85,477      85,449      335,477     118,297     118,269     368,297      165,022      164,994      415,022
     15       246,831  127,416     127,416      377,416     205,404     205,404     455,404      341,211      341,211      651,713
     20       378,232  165,654     165,654      415,654     313,961     313,961     563,961      631,642      631,642      991,678
     25       545,936  199,676     199,676      449,676     448,810     448,810     698,810    1,111,091    1,111,091    1,488,862
     30       759,974  228,492     228,492      478,492     615,524     615,524     865,524    1,902,279    1,902,279    2,320,781
     35     1,033,147  249,946     249,946      499,946     819,731     819,731   1,069,731    3,203,462    3,203,462    3,716,016
     40     1,381,792  259,981     259,981      509,981   1,066,242   1,066,242   1,316,242    5,346,956    5,346,956    5,721,243
     45     1,826,762  251,574     251,574      501,574   1,357,465   1,357,465   1,607,465    8,896,101    8,896,101    9,340,906
     50     2,394,669  214,178     214,178      464,178   1,691,882   1,691,882   1,941,882   14,666,711   14,666,711   15,400,047
     55     3,119,478  133,483     133,483      383,483   2,062,619   2,062,619   2,312,619   23,912,380   23,912,380   25,107,999
     60     4,044,538     0(4)        0(4)   250,000(4)   2,461,436   2,461,436   2,711,436   39,068,944   39,068,944   39,459,633
     65     5,225,175     0(4)        0(4)   250,000(4)   2,888,129   2,888,129   3,138,129   64,811,299   64,811,299   65,061,299

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $10,894 ANNUAL PLANNED PREMIUM
  ASSUMING MAXIMUM CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                                0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                            Gross Investment Return             Gross Investment Return               Gross Investment Return
                            -----------------------             -----------------------               -----------------------

 End Of   Accumulated   Policy        Cash        Death      Policy        Cash       Death       Policy         Cash        Death
 Policy      Premiums    Value   Surrender      Benefit       Value   Surrender     Benefit        Value    Surrender      Benefit
Year(1)           (2)             Value(3)                             Value(3)                              Value(3)
      1        11,439    8,256       5,073      258,256       8,798       5,615     258,798        9,342        6,159      259,342
      2        23,449   16,279      13,588      266,279      17,873      15,182     267,873       19,533       16,842      269,533
      3        36,061   24,162      21,803      274,162      27,328      24,969     277,328       30,757       28,398      280,757
      4        49,302   31,903      29,877      281,903      37,177      35,151     287,177       43,117       41,091      293,117
      5        63,206   39,499      37,806      289,499      47,433      45,740     297,433       56,726       55,033      306,726
      6        77,805   47,948      46,588      297,948      59,141      57,781     309,141       72,774       71,414      322,774
      7        93,134   56,232      55,206      306,232      71,329      70,302     321,329       90,445       89,418      340,445
      8       109,229   64,354      63,660      314,354      84,019      83,325     334,019      109,908      109,214      359,908
      9       126,130   72,309      71,948      322,309      97,226      96,865     347,226      131,341      130,980      381,341
     10       143,875   80,098      80,070      330,098     110,972     110,944     360,972      154,950      154,922      404,950
     15       246,831  117,708     117,708      367,708     189,974     189,974     439,974      315,841      315,841      603,256
     20       378,232  150,277     150,277      400,277     285,596     285,596     535,596      574,697      574,697      902,274
     25       545,936  176,207     176,207      426,207     399,685     399,685     649,685      991,614      991,614    1,328,762
     30       759,974  193,033     193,033      443,033     533,433     533,433     783,433    1,661,822    1,661,822    2,027,423
     35     1,033,147  196,117     196,117      446,117     685,604     685,604     935,604    2,730,969    2,730,969    3,167,924
     40     1,381,792  178,182     178,182      428,182     851,328     851,328   1,101,328    4,446,207    4,446,207    4,757,441
     45     1,826,762  126,946     126,946      376,946   1,018,027   1,018,027   1,268,027    7,230,353    7,230,353    7,591,870
     50     2,394,669   28,844      28,844      278,844   1,167,780   1,167,780   1,417,780   11,596,880   11,596,880   12,176,724
     55     3,119,478     0(4)        0(4)   250,000(4)   1,266,334   1,266,334   1,516,334   18,269,397   18,269,397   19,182,867
     60     4,044,538     0(4)        0(4)   250,000(4)   1,280,359   1,280,359   1,530,359   28,969,211   28,969,211   29,258,903
     65     5,225,175     0(4)        0(4)   250,000(4)     874,461     874,461   1,124,461   46,722,678   46,722,678   46,972,678

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 3
                    $9,675 ANNUAL PLANNED PREMIUM FOR 7 YEARS
    ASSUMING CURRENT CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT RIDER

                                0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                            Gross Investment Return             Gross Investment Return               Gross Investment Return
                            -----------------------             -----------------------               -----------------------

 End Of   Accumulated   Policy        Cash        Death      Policy        Cash       Death       Policy         Cash        Death
 Policy      Premiums    Value   Surrender      Benefit       Value   Surrender     Benefit        Value    Surrender      Benefit
Year(1)           (2)             Value(3)                             Value(3)                              Value(3)
      1        10,159    7,637       7,015      259,675       8,126       7,504     259,675        8,616        7,994      259,675
      2        20,825   15,176      14,647      269,350      16,631      16,103     269,350       18,146       17,617      269,350
      3        32,025   22,609      21,683      279,025      25,524      24,598     279,025       28,678       27,751      279,025
      4        43,785   29,946      28,752      288,700      34,831      33,638     288,700       40,328       39,135      288,700
      5        56,134   37,187      35,857      298,375      44,574      43,244     298,375       53,219       51,890      298,375
      6        69,099   45,072      43,737      308,050      55,536      54,201     308,050       68,271       66,936      308,050
      7        82,713   52,845      51,836      317,725      67,003      65,995     317,725       84,921       83,913      317,725
      8        86,848   51,752      51,071      317,725      69,722      69,040     317,725       93,539       92,858      317,725
      9        91,191   50,649      50,295      317,725      72,553      72,198     317,725      103,068      102,714      330,841
     10        95,750   49,530      49,503      317,725      75,495      75,468     317,725      113,586      113,559      352,892
     15       122,204   43,495      43,495      317,725      91,941      91,941     317,725      184,789      184,789      489,118
     20       155,967   36,197      36,197      317,725     111,492     111,492     317,725      300,267      300,267      681,402
     25       199,058   26,777      26,777      317,725     134,613     134,613     317,725      486,548      486,548      956,015
     30       254,054   13,669      13,669      317,725     161,863     161,863     317,725      785,245      785,245    1,352,019
     35       324,244     0(4)        0(4)         0(4)     193,779     193,779     317,725    1,259,530    1,259,530    1,929,552
     40       413,827                                       231,484     231,484     320,895    2,003,054    2,003,054    2,776,739
     45       528,160                                       274,896     274,896     351,768    3,150,254    3,150,254    4,031,192
     50       674,080                                       322,703     322,703     387,313    4,894,049    4,894,049    5,873,917
     55       860,316                                       374,583     374,583     428,512    7,513,362    7,513,362    8,595,059
     60     1,098,006                                       433,628     433,628     471,968   11,497,283   11,497,283   12,513,846
     65     1,401,365                                       520,472     520,472     522,176   18,232,420   18,232,420   18,292,109

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) the Cash Value Accumulation Test is used, (c) no policy loan has been made, (d) no partial withdrawal of the Cash Surrender Value has been made, (e) no premiums have been allocated to the Fixed Account, and (f) the Cash Value Enhancement Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 3
                    $9,675 ANNUAL PLANNED PREMIUM FOR 7 YEARS
    ASSUMING MAXIMUM CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT RIDER

                                0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                            Gross Investment Return             Gross Investment Return               Gross Investment Return
                            -----------------------             -----------------------               -----------------------

 End Of   Accumulated   Policy        Cash        Death      Policy        Cash       Death       Policy         Cash        Death
 Policy      Premiums    Value   Surrender      Benefit       Value   Surrender     Benefit        Value    Surrender      Benefit
Year(1)           (2)             Value(3)                             Value(3)                              Value(3)
      1        10,159    7,344       6,722      259,675       7,824       7,202     259,675        8,305        7,683      259,675
      2        20,825   14,464      13,935      269,350      15,877      15,348     269,350       17,349       16,820      269,350
      3        32,025   21,450      20,524      279,025      24,261      23,334     279,025       27,304       26,378      279,025
      4        43,785   28,302      27,108      288,700      32,988      31,795     288,700       38,266       37,073      288,700
      5        56,134   35,014      33,684      298,375      42,069      40,739     298,375       50,336       49,006      298,375
      6        69,099   42,330      40,995      308,050      52,287      50,952     308,050       64,422       63,087      308,050
      7        82,713   49,489      48,481      317,725      62,919      61,911     317,725       79,941       78,933      317,725
      8        86,848   47,767      47,086      317,725      64,736      64,055     317,725       87,275       86,594      317,725
      9        91,191   46,009      45,655      317,725      66,586      66,232     317,725       95,344       94,990      317,725
     10        95,750   44,214      44,187      317,725      68,470      68,443     317,725      104,227      104,200      323,816
     15       122,204   34,396      34,396      317,725      78,242      78,242     317,725      162,929      162,929      431,257
     20       155,967   22,216      22,216      317,725      88,004      88,004     317,725      254,190      254,190      576,837
     25       199,058    5,112       5,112      317,725      95,916      95,916     317,725      393,734      393,734      773,646
     30       254,054    0 (4)       0 (4)        0 (4)      98,695      98,695     317,725      603,628      603,628    1,039,315
     35       324,244                                        89,006      89,006     317,725      912,304      912,304    1,397,615
     40       413,827                                        50,156      50,156     317,725    1,356,502    1,356,502    1,880,455
     45       528,160                                         0 (4)       0 (4)       0 (4)    1,977,921    1,977,921    2,531,027
     50       674,080                                                                          2,838,982    2,838,982    3,407,393
     55       860,316                                                                          4,010,705    4,010,705    4,588,125
     60     1,098,006                                                                          5,677,531    5,677,531    6,179,525
     65     1,401,365                                                                          8,284,043    8,284,043    8,311,163

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) the Cash Value Accumulation Test is used, (c) no policy loan has been made, (d) no partial withdrawal of the Cash Surrender Value has been made, (e) no premiums have been allocated to the Fixed Account, and (f) the Cash Value Enhancement Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $555,164 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $100,000 PLANNED SINGLE PREMIUM
  ASSUMING CURRENT CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT PLUS RIDER

                                0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                            Gross Investment Return             Gross Investment Return               Gross Investment Return
                            -----------------------             -----------------------               -----------------------

 End Of   Accumulated   Policy        Cash        Death      Policy        Cash       Death       Policy         Cash        Death
 Policy      Premiums    Value   Surrender      Benefit       Value   Surrender     Benefit        Value    Surrender      Benefit
Year(1)           (2)             Value(3)                             Value(3)                              Value(3)
      1       105,000   92,985      92,985      555,164      98,617      98,617     555,164      104,250      104,250      555,164
      2       110,250   89,273      89,273      555,164     100,537     100,537     555,164      112,466      112,466      555,164
      3       115,763   85,595      85,595      555,164     102,496     102,496     555,164      121,453      121,453      555,164
      4       121,551   81,966      81,966      555,164     104,509     104,509     555,164      131,303      131,303      555,164
      5       127,628   78,384      78,384      555,164     106,581     106,581     555,164      142,102      142,102      555,164
      6       134,010   76,196      76,196      555,164     110,105     110,105     555,164      155,379      155,379      555,164
      7       140,710   74,008      74,008      555,164     113,729     113,729     555,164      169,930      169,930      555,164
      8       147,746   71,818      71,818      555,164     117,457     117,457     555,164      185,880      185,880      555,164
      9       155,133   69,631      69,631      555,164     121,298     121,298     555,164      203,375      203,375      555,164
     10       162,889   67,433      67,433      555,164     125,245     125,245     555,164      222,562      222,562      555,164
     15       207,893   55,956      55,956      555,164     146,466     146,466     555,164      350,094      350,094      668,679
     20       265,330   44,524      44,524      555,164     176,555     176,555     555,164      572,514      572,514      898,847
     25       338,635   29,238      29,238      555,164     211,350     211,350     555,164      937,845      937,845    1,256,712
     30       432,194    7,327       7,327      555,164     251,083     251,083     555,164    1,537,691    1,537,691    1,875,983
     35       551,602     0(4)        0(4)         0(4)     295,276     295,276     555,164    2,519,095    2,519,095    2,922,151
     40       703,999                                       342,874     342,874     555,164    4,127,685    4,127,685    4,416,623
     45       898,501                                       392,977     392,977     555,164    6,778,197    6,778,197    7,117,107
     50     1,146,740                                       447,895     447,895     555,164   11,065,090   11,065,090   11,618,345
     55     1,463,563                                       522,793     522,793     555,164   17,897,046   17,897,046   18,791,898
     60     1,867,919                                       641,829     641,829     648,247   29,041,821   29,041,821   29,332,239
     65     2,383,990                                       805,354     805,354     805,354   48,124,365   48,124,365   48,124,365

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account, and (d) the Cash Value Enhancement Plus Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $555,164 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $100,000 PLANNED SINGLE PREMIUM
  ASSUMING MAXIMUM CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT PLUS RIDER

                                0% Hypothetical                     6% Hypothetical                      12% Hypothetical
                            Gross Investment Return             Gross Investment Return               Gross Investment Return
                            -----------------------             -----------------------               -----------------------

 End Of   Accumulated   Policy        Cash        Death      Policy        Cash       Death       Policy         Cash        Death
 Policy      Premiums    Value   Surrender      Benefit       Value   Surrender     Benefit        Value    Surrender      Benefit
Year(1)           (2)             Value(3)                             Value(3)                              Value(3)
      1       105,000   92,214      92,214      555,164      97,817      97,817     555,164      103,422      103,422      555,164
      2       110,250   87,562      87,562      555,164      98,708      98,708     555,164      110,516      110,516      555,164
      3       115,763   82,957      82,957      555,164      99,582      99,582     555,164      118,245      118,245      555,164
      4       121,551   78,391      78,391      555,164     100,434     100,434     555,164      126,667      126,667      555,164
      5       127,628   73,852      73,852      555,164     101,253     101,253     555,164      135,843      135,843      555,164
      6       134,010   70,694      70,694      555,164     103,437     103,437     555,164      147,290      147,290      555,164
      7       140,710   67,513      67,513      555,164     105,621     105,621     555,164      159,774      159,774      555,164
      8       147,746   64,310      64,310      555,164     107,808     107,808     555,164      173,401      173,401      555,164
      9       155,133   61,068      61,068      555,164     109,985     109,985     555,164      188,276      188,276      555,164
     10       162,889   57,787      57,787      555,164     112,151     112,151     555,164      204,527      204,527      555,164
     15       207,893   40,279      40,279      555,164     122,376     122,376     555,164      311,555      311,555      595,071
     20       265,330   20,364      20,364      555,164     135,459     135,459     555,164      495,604      495,604      778,098
     25       338,635     0(4)        0(4)         0(4)     143,687     143,687     555,164      790,658      790,658    1,059,482
     30       432,194                                       140,245     140,245     555,164    1,262,583    1,262,583    1,540,351
     35       551,602                                       109,898     109,898     555,164    2,011,299    2,011,299    2,333,107
     40       703,999                                        17,471      17,471     555,164    3,206,459    3,206,459    3,430,911
     45       898,501                                          0(4)        0(4)        0(4)    5,138,596    5,138,596    5,395,526
     50     1,146,740                                                                          8,150,998    8,150,998    8,558,548
     55     1,463,563                                                                         12,728,054   12,728,054   13,364,457
     60     1,867,919                                                                         20,032,964   20,032,964   20,233,293
     65     2,383,990                                                                         32,700,828   32,700,828   32,700,828

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account, and (d) the Cash Value Enhancement Plus Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B

                          AUDITED FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                              INSURANCE COMPANY OF
                                    AMERICA



                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2000, 1999 AND 1998






--------------------------------------------------------------------------------
                           [MANULIFE FINANCIAL LOGO]

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998




                                    CONTENTS



Report of Independent Auditors..............................................   1

Audited Consolidated Financial Statements

Consolidated Balance Sheets.................................................   2
Consolidated Statements of Income...........................................   3
Consolidated Statements of Changes in Capital and Surplus...................   4
Consolidated Statements of Cash Flows.......................................   5
Notes to Consolidated Financial Statements..................................   6

                         REPORT OF INDEPENDENT AUDITORS





The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.





Philadelphia, Pennsylvania
March 15, 2001

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS

As at December 31 ($ thousands)
ASSETS                                                                     2000               1999
--------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value:
  Fixed-maturity (amortized cost: 2000 $62,752; 1999 $73,780)       $    65,019        $    73,081
  Equity (cost: 2000 $755; 1999 $ - )                                       764                 --
Short-term investments                                                    9,621              6,942
Policy loans                                                             32,106             26,174
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                   $   107,510        $   106,197
--------------------------------------------------------------------------------------------------
Cash and cash equivalents                                           $    16,048        $    17,383
Deferred acquisition costs                                              261,424            201,642
Due from affiliates                                                          --              2,851
Deferred income taxes                                                     4,063              1,596
Other assets                                                             16,633             11,318
Separate account assets                                               1,498,540          1,399,527
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                        $ 1,904,218        $ 1,740,514
==================================================================================================
LIABILITIES, CAPITAL AND SURPLUS                                           2000               1999
--------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                               $    87,036        $    75,688
Due to affiliates                                                        13,473                 --
Income taxes payable                                                     11,651             11,122
Other liabilities                                                        43,012             29,006
Separate account liabilities                                          1,498,540          1,399,527
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   $ 1,653,712        $ 1,515,343
==================================================================================================
CAPITAL AND SURPLUS:
Common shares                                                       $     4,502        $     4,502
Preferred shares                                                         10,500             10,500
Contributed surplus                                                     195,596            195,596
Retained earnings                                                        43,843             19,256
Accumulated other comprehensive loss                                     (3,935)            (4,683)
--------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                           $   250,506        $   225,171
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                              $ 1,904,218        $ 1,740,514
==================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                 2000            1999            1998
---------------------------------------------------------------------------------------------------
REVENUE:
   Premiums                                              $  13,992        $ 10,185        $  9,290
   Consideration paid on reinsurance terminated                 --              --         (40,975)
   Fee income                                              113,293          77,899          55,322
   Net investment income                                     8,295           6,784           6,128
   Realized investment gains (losses)                          305           1,051            (206)
   Other                                                        --             152             307
---------------------------------------------------------------------------------------------------
TOTAL REVENUE                                            $ 135,885        $ 96,071        $ 29,866
---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
   Policyholder benefits and claims                      $  23,394        $ 14,820        $ 16,541
   Reduction of reserves on reinsurance terminated              --              --         (40,975)
   Operating costs and expenses                             59,921          41,617          41,676
   Commissions                                               6,716           2,189           2,561
   Amortization of deferred acquisition costs               10,135           2,718           9,266
   Interest expense                                             66              50           1,722
   Policyholder dividends                                      167             171             221
---------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                100,399          61,565          31,012
---------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                           35,486          34,506          (1,146)
---------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT                               (10,899)        (12,586)            392
---------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                        $  24,587        $ 21,920        $   (754)
===================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                   COMMON                                   ACCUMULATED
                                    AND                       RETAINED         OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31   PREFERRED    CONTRIBUTED    EARNINGS     COMPREHENSIVE    CAPITAL AND
($ thousands)                      SHARES        SURPLUS      (DEFICIT)    INCOME (LOSS)      SURPLUS
-------------------------------------------------------------------------------------------------------
Balance at January 1, 1998         $15,002       $ 98,569     $ (1,910)       $(4,892)        $106,769
Capital contribution                    --         94,527           --             --           94,527
Comprehensive income (loss)             --             --         (754)         2,655            1,901
-------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998         $15,002       $193,096     $ (2,664)       $(2,237)        $203,197
Capital contribution                    --          2,500           --             --            2,500
Comprehensive income (loss)             --             --       21,920         (2,446)          19,474
-------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999         $15,002       $195,596     $ 19,256        $(4,683)        $225,171
Comprehensive income                    --             --       24,587            748           25,335
-------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000         $15,002       $195,596     $ 43,843        $(3,935)        $250,506
=======================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                        2000          1999          1998
----------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                                $ 24,587      $ 21,920      $   (754)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
    Additions (deductions)  to policy liabilities and accruals                      5,833         6,563       (36,217)
    Deferred acquisition costs                                                    (71,045)      (39,540)      (43,065)
    Amortization of deferred acquisition costs                                     10,135         2,718         9,266
    Realized (gains) losses on investments                                           (305)       (1,051)          206
    Increase in deferred  income taxes                                             (3,354)         (592)       (1,796)
    Increase in income taxes payable                                                  529        13,787         3,014
    Amount due to (from) affiliates                                                16,324        (7,984)       (1,811)
    Other                                                                           9,245        10,850         1,864
----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                              $ (8,051)     $  6,671      $(69,293)
----------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                                $ 12,916      $  1,193      $ 27,852
Fixed-maturity securities purchased                                                (2,353)      (29,498)       (6,429)
Equity securities sold                                                                 --        20,284         8,555
Equity securities purchased                                                          (755)          (14)       (8,082)
Net change in short-term investments                                               (2,675)       (6,483)        1,671
Net policy loans advanced                                                          (5,932)       (6,854)       (4,647)
----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                              $  1,201      $(21,372)     $ 18,920
----------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits to policyholder account balances                                        $ 14,207      $ 11,526      $  7,981
Withdrawals from policyholder account balances                                     (8,692)       (3,231)       (5,410)
Capital contribution                                                                   --            --        51,709
----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                              $  5,515      $  8,295      $ 54,280
----------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                                (1,335)       (6,406)        3,907
Balance, beginning of year                                                         17,383        23,789        19,882
----------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                             $ 16,048      $ 17,383      $ 23,789
======================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.


2.       SIGNIFICANT ACCOUNTING POLICIES

    a)   BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

    b)   RECENT ACCOUNTING STANDARDS

         In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. SFAS No. 133 requires that an entity recognizes all derivatives as either assets or liabilities on the balance sheet at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 which made certain changes to the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No.
         133. Effective January 1, 2001, all derivative instruments will be reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives that are not designated as hedges will be recognized in current period earnings.

         The Company has no derivative instruments as at December 31, 2000 and; therefore, there are no current accounting implications to the Company in regards to SFAS No. 133.


    c)   INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income (loss) after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year as at the date of acquisition.


    d)   CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

    e)   DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income (loss). DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.


    f)   POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense, and interest rate yields that were established in the year of issue.


    g)   SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.


    h)   REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period in which they are earned, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

    i)   EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.


    j)   REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various contracts including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.


    k)   FOREIGN EXCHANGE

         The balance sheet and statement of income of the Company's foreign operations are translated into U.S. dollars using the current exchange and average exchange rates respectively. Translation adjustments are included in accumulated other comprehensive income (loss).


    l)   INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company files a U.S. consolidated income tax return. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities, and their recorded amounts for financial reporting purposes. Income taxes payable represents amounts due to ManUSA in connection with the consolidated return.


    m)   RECLASSIFICATIONS


         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

    a)   FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2000 and 1999, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                     GROSS            GROSS
                                               AMORTIZED COST      UNREALIZED       UNREALIZED          FAIR VALUE
           AS AT DECEMBER 31,                                        GAINS            LOSSES
         ($ thousands)                          2000      1999     2000   1999    2000       1999       2000      1999
         --------------------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES:
         U.S. government                     $39,280   $50,714   $1,339   $ --   $ (13)   $  (936)   $40,606   $49,778
         Foreign governments                  12,454    13,218      901    385      --         --     13,355    13,603
         Corporate                            11,018     9,848      156     39    (116)      (187)    11,058     9,700
         --------------------------------------------------------------------------------------------------------------

         Total fixed-maturity securities     $62,752   $73,780   $2,396   $424   $(129)   $(1,123)   $65,019   $73,081
         --------------------------------------------------------------------------------------------------------------

         Equity securities                   $   755   $    --   $    9   $ --   $  --    $    --    $   764   $    --
         --------------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed-maturity securities were $11,659, $0 and $26,105 for 2000, 1999 and 1998 respectively. Gross realized gains and gross realized losses on those sales were $391 and $0 for 2000, $0 for 1999, and $362 and $107 for 1998 respectively.

         There were no sales of equity securities during 2000. Proceeds from sales of equity securities during 1999 and 1998 were $20,284 and $8,555 respectively. Gross gains of $1,051 and gross losses of $0 were realized on those sales during 1999, and $16 and $477 during 1998 respectively.

         The contractual maturities of fixed-maturity securities are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         AS AT DECEMBER 31, 2000
         ($ thousands)                           AMORTIZED COST     FAIR VALUE
         -----------------------------------------------------------------------
         FIXED-MATURITY SECURITIES
              One year or less                      $  20,383       $  20,377
              Greater than 1; up to 5 years             8,932           9,225
              Greater than 5; up to 10 years           19,614          20,378
              Due after 10 years                       13,823          15,039
         -----------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES            $  62,752       $  65,019
         -----------------------------------------------------------------------

    b)   INVESTMENT INCOME

         Income by type of investment was as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                             2000        1999        1998
         -----------------------------------------------------------------------
         Fixed-maturity securities               $4,510      $3,686      $4,078
         Equity securities                            -           -         227
         Other investments                        4,066       3,371       2,082
         -----------------------------------------------------------------------
         Gross investment income                  8,576       7,057       6,387
         -----------------------------------------------------------------------
         Investment expenses                       (281)       (273)       (259)
         -----------------------------------------------------------------------
         NET INVESTMENT INCOME                   $8,295      $6,784      $6,128
         -----------------------------------------------------------------------



4.       COMPREHENSIVE INCOME


         Total comprehensive income was as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                                 2000       1999       1998
         ---------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                                          $24,587    $21,920    $  (754)
         ---------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF INCOME TAX:
         Unrealized holding gains (losses) arising during the period                  2,127     (2,599)     2,435
         Less: Reclassification adjustment for realized gains and losses included
             In net income (loss)                                                       198        683       (134)
         Foreign currency translation                                                (1,181)       836         86
         ---------------------------------------------------------------------------------------------------------
         Other comprehensive income (loss)                                              748     (2,446)     2,655
         ---------------------------------------------------------------------------------------------------------
         COMPREHENSIVE INCOME                                                       $25,335    $19,474    $ 1,901
         ---------------------------------------------------------------------------------------------------------

         Other comprehensive income (loss) is reported net of tax (benefit) expense of $(1,038), $1,767, and ($1,430) for 2000, 1999, and 1998
         respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                    2000           1999           1998
         ------------------------------------------------------------------------------------
         Balance at January 1,                       $ 201,642      $ 163,506      $ 130,355
         Capitalization                                 71,045         39,540         43,065
         Accretion of interest                          15,218         14,407         11,417
         Amortization                                  (25,353)       (17,125)       (20,683)
         Effect of net unrealized (losses) gains
              on securities available for sale            (486)         1,039           (784)
         Foreign currency                                 (642)           275            136
         ------------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                      $ 261,424      $ 201,642      $ 163,506
         ------------------------------------------------------------------------------------


6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                           2000          1999         1998
         ------------------------------------------------------------------------
         Current expense                     $(14,336)     $(13,178)     $(1,404)
         Deferred benefit                       3,437           592        1,796
         ------------------------------------------------------------------------
         TOTAL (EXPENSE) BENEFIT             $(10,899)     $(12,586)     $   392
         ------------------------------------------------------------------------

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, and differences in the treatment of policy acquisition costs and reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                        2000        1999
         ---------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves     $65,351     $47,884
              Investments                                       93         246
              Other deferred tax assets                      2,755       2,768
         ---------------------------------------------------------------------
         Deferred tax assets                               $68,199     $50,898
         ---------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                   $63,172     $49,103
              Investments                                      878         136
              Policyholder dividends payable                    86          63
         ---------------------------------------------------------------------
         Deferred tax liabilities                          $64,136     $49,302
         ---------------------------------------------------------------------
         NET DEFERRED TAX ASSETS                           $ 4,063     $ 1,596
         ---------------------------------------------------------------------

         The Company files a consolidated federal income tax return. The Company's subsidiaries file separate state income tax returns. The method of allocation among the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to each of the respective companies will not be more than what the Company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates, which are settled periodically.

         At December 31, 2000, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards.


7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

         AS AT DECEMBER 31:
         ($ thousands, except per share amounts)               2000        1999
         -----------------------------------------------------------------------
         AUTHORIZED:
             5,000,000 Common shares, Par value $1
             5,000,000 Preferred shares, Par value $100
         ISSUED AND OUTSTANDING:
             4,501,861 Common shares                        $ 4,502     $ 4,502
             105,000 Preferred shares                        10,500      10,500
         -----------------------------------------------------------------------
         TOTAL                                              $15,002     $15,002
         -----------------------------------------------------------------------

         On January 29, 1999 in exchange for one common share, ManUSA contributed $1,722 that represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         The Company is subject to statutory limitations on the payment of dividends to its parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 2000 was $120,298 (1999 $137,039). The aggregate statutory net income (loss) of the Company for the year ended 2000 was $(18,679); 1999 $5,770; 1998 $(23,491). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP as followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments were as follows:

         AS AT DECEMBER 31, 2000                       CARRYING      ESTIMATED
         ($ thousands)                                  VALUE        FAIR VALUE
         ----------------------------------------------------------------------
         ASSETS:
             Fixed-maturity and equity securities     $   65,783     $   65,783
             Short-term investments                        9,621          9,621
             Policy loans                                 32,106         32,106
             Cash and cash equivalents                    16,048         16,048
             Separate account assets                   1,498,540      1,498,540

         LIABILITIES:
             Separate account liabilities              1,498,540      1,498,540
         ----------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices, where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months notice. Under the agreements, the Company will pay direct operating expenses incurred each year by both MLI and ManUSA on its behalf. Services provided under the agreement include legal, accounting, actuarial, investment, data processing, and certain other administrative services. Costs incurred under these agreements were $30,951, $28,214, and $34,070 in 2000, 1999 and 1998 respectively. At December 31, 2000, the Company had a net payable to MLI and ManUSA for these services of $19,294 (1999 - a net receivable of $2,552). In addition, there were $22,442, $10,489 and $12,817 of agents bonuses allocated to the Company during 2000, 1999 and 1998, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon specified notice by either party. These agreements are summarized as follows:

         (a) On December 31, 2000, the stop loss reinsurance treaties under which the Company had ceded the risk in excess of $25 per life on its variable and single premium life products to MRC were terminated. No gain or loss resulted from the termination of these treaties.

         (b) The Company cedes the excess of a $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases via yearly-renewable-term reinsurance with ManUSA. Effective February 28, 1999, the Company recaptured the excess of the $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases, effectively retaining the full $15,000.

         (c) The Company cedes the risk in excess of New Taiwan Dollar ("NTD") $2,500 per life on its Taiwan individual and group life business to Manulife Reinsurance Limited under the terms of a yearly-renewable-term reinsurance agreement. The Company also cedes a small portion of its Taiwan accident and health business under the same treaty.


         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                           2000       1999       1998
         ------------------------------------------------------------------
         Life and annuity premiums assumed     $   --     $   --     $   48
         Life and annuity premiums ceded        1,893      1,573      1,605
         Policy reserves ceded                     42         84        145
         ------------------------------------------------------------------

         There were no reinsurance recoveries on ceded reinsurance contracts to affiliates during 2000, 1999 and 1998.

         The Company and MLI have entered into an agreement whereby MLI provides a claim-paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders.

10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance to third parties. The Company remains liable for amounts ceded in the event that third party reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                          2000        1999        1998
         -------------------------------------------------------------------
         Direct premiums                     $21,302     $15,590     $13,857
         Reinsurance ceded                     7,310       5,405       4,567
         -------------------------------------------------------------------
         TOTAL PREMIUMS                      $13,992     $10,185     $ 9,290
         ===================================================================

         Reinsurance recoveries on ceded reinsurance contracts with third parties were $2,190, $1,707 and $1,362 during 2000, 1999 and 1998 respectively.


11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT THREE

Audited Financial Statements

Years ended December 31, 2000 and 1999 with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements


                     Years ended December 31, 2000 and 1999



                                    CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity...............................2
Statements of Operations and Changes in Contract Owners' Equity...............3
Notes to Financial Statements................................................21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 2000 and the related statements of operations and changes in contract owners' equity for each of the periods presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ ERNST & YOUNG LLP

February 2, 2001

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
Investments at market value:
   Sub-Accounts:
     Aggressive Growth Trust - 414,568 shares (cost $8,317,795)                             $  7,404,188
     All Cap Growth Trust - 917,816 shares (cost $21,435,305)                                 18,952,901
     Balanced Trust - 2,301,089 shares (cost $41,156,745)                                     35,574,830
     Blue Chip Growth Trust - 1,740,059 shares (cost $34,754,268)                             35,027,389
     Diversified Bond Trust - 311,760 shares (cost $3,265,279)                                 3,264,125
     Dynamic Growth Trust - 185,672 shares (cost $2,011,883)                                   1,481,662
     Emerging Small Company Trust - 2,675,893 shares (cost $68,799,429)                       93,709,783
     Equity Income Trust - 1,541,771 shares (cost $24,918,914)                                25,947,998
     Equity Index Trust - 4,534,540 shares (cost $72,791,172)                                 74,366,453
     Global Bond Trust 64,239 shares (cost $737,497)                                             733,612
     Global Equity Trust - 604,842 shares (cost $10,311,871)                                  11,177,484
     Growth Trust - 929,129 shares (cost $21,769,812)                                         16,482,743
     Growth and Income Trust - 1,839,411 shares (cost $49,602,514)                            52,496,785
     High Yield Trust - 396,203 shares (cost $5,141,212)                                       4,615,768
     Income and Value Trust - 566,502 shares (cost $6,727,177)                                 5,982,262
     International Index Trust - 14,306 shares (cost $165,548)                                   158,938
     International Small Cap Trust - 403,953 shares (cost $7,928,391)                          6,624,824
     International Stock Trust - 2,081,416 shares (cost $29,313,291)                          26,662,943
     International Value Trust - 133,744 shares (cost $1,579,527)                              1,612,952
     Internet Technologies Trust - 91,624 shares (cost $1,060,691)                               644,117
     Investment Quality Bond Trust - 2,262,945 shares (cost $26,320,858)                      26,566,974
     Large Cap Growth Trust - 1,041,019 shares (cost $15,668,005)                             13,096,022
     Lifestyle Aggressive 1000 Trust - 355,321 shares (cost $4,789,421)                        4,651,150
     Lifestyle Balanced 640 Trust - 732,304 shares (cost $9,796,654)                           9,915,393
     Lifestyle Conservative 280 Trust - 16,890 shares (cost $221,862)                            222,609
     Lifestyle Growth 820 Trust - 1,751,576 shares (cost $24,247,282)                         23,821,430
     Lifestyle Moderate 460 Trust - 122,270 shares (cost $1,633,000)                           1,590,737
     Mid Cap Blend Trust - 1,932,550 shares (cost $37,279,394)                                33,858,271
     Mid Cap Index Trust - 41,943 shares (cost $556,459)                                         550,706
     Mid Cap Stock Trust - 144,085 shares (cost $1,819,018)                                    1,743,424
     Money Market Trust - 6,389,899 shares (cost $63,898,986)                                 63,898,986
     Overseas Trust - 581,540 shares (cost $7,200,225)                                         6,926,139
     Pacific Rim Emerging Markets Trust - 1,127,991 shares (cost $10,976,143)                  9,249,526
     Quantitative Equity Trust - 2,533,760 shares (cost $57,968,253)                          66,536,535
     Real Estate Securities Trust - 1,509,058 shares (cost $23,955,631)                       23,496,035
     Science and Technology Trust - 1,260,592 shares (cost $42,396,074)                       29,296,160
     Small Cap Index Trust - 13,777 shares (cost $165,715)                                       155,544
     Small Company Blend Trust - 158,597 shares (cost $2,356,277)                              1,793,734
     Small Company Value Trust - 240,324 shares (cost $2,971,748)                              3,119,400
     Strategic Bond Trust - 453,123 shares (cost $5,014,118)                                   4,952,630
     Tactical Allocation Trust - 27,178 shares (cost $341,964)                                   317,168
     Total Return Trust - 176,445 shares (cost $2,214,939)                                     2,360,830
     Total Stock Market Index Trust - 26,376 shares (cost $316,787)                              293,833
     U.S. Government Securities Trust - 394,061 shares (cost $5,223,915)                       5,347,411
     U.S. Large Cap Value Trust - 576,467 shares (cost $7,414,578)                             7,545,950
     Value Trust - 552,755 shares (cost $7,722,162)                                            9,109,405
     500 Index Trust - 474,340 shares (cost $5,624,453)                                        5,350,558
                                                                                            ------------
Total assets                                                                                $778,688,317
                                                                                            ============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                     $778,688,317
                                                                                            ============


See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity


                                                                                  SUB-ACCOUNT
                                                       -----------------------------------------------------------------
                                                              AGGRESSIVE GROWTH                     ALL CAP GROWTH
                                                       -----------------------------------------------------------------
                                                        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                        DEC. 31/00        DEC. 31/99       DEC. 31/00        DEC. 31/99
                                                       -----------------------------------------------------------------
Income:
   Net investment income (loss) during the year        $        --       $       --       $ 1,203,584       $   893,908
   Realized gain (loss) during the year                    781,308          201,319         1,755,854           465,497
   Unrealized appreciation (depreciation) during
     the year                                           (1,388,722)         399,725        (5,835,143)        2,522,463
                                                       ----------------------------------------------------------------
Net increase (decrease) in assets from operations         (607,414)         601,044        (2,875,705)        3,881,868
                                                       ----------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                              2,881,144          595,127         5,299,576         1,888,993
   Transfer on termination                                (306,391)        (133,411)       (1,097,397)         (645,925)
   Transfer on policy loans                                (53,389)            (156)         (261,519)          (17,003)
   Net interfund transfers                               3,030,368         (206,543)        3,919,834         2,996,672
                                                       ----------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                          5,551,732          255,017         7,860,494         4,222,737
                                                       ----------------------------------------------------------------
Total increase (decrease) in assets                      4,944,318          856,061         4,984,789         8,104,605

Assets beginning of year                                 2,459,870        1,603,809        13,968,112         5,863,507
                                                       ----------------------------------------------------------------
Assets end of year                                     $ 7,404,188       $2,459,870       $18,952,901       $13,968,112
                                                       ================================================================


See accompanying notes.

                                                        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                                                           CAPITAL
           BALANCED                        BLUE CHIP GROWTH              GROWTH BOND              DIVERSIFIED BOND
-----------------------------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED        YEAR ENDED
 DEC. 31/00        DEC. 31/99        DEC. 31/00        DEC. 31/99         DEC. 31/99       DEC. 31/00        DEC. 31/99
-----------------------------------------------------------------------------------------------------------------------
$ 1,922,658       $ 3,363,625       $ 1,256,181       $   704,256       $  1,504,363       $  236,515       $   96,499
    720,883         1,479,053         1,099,991           613,535           (404,112)         (34,002)          (9,175)

 (6,253,446)       (5,660,915)       (3,834,145)        2,347,320         (1,309,718)          45,990          (72,120)
----------------------------------------------------------------------------------------------------------------------
 (3,609,905)         (818,237)       (1,477,973)        3,665,111           (209,467)         248,503           15,204
----------------------------------------------------------------------------------------------------------------------

  4,618,303         5,916,660        10,092,471         6,033,752          1,253,415          815,715          561,745
 (5,579,871)       (5,526,738)       (2,477,865)       (1,605,280)          (627,273)        (127,254)         (59,417)
   (296,021)         (340,550)         (326,876)         (118,582)           (25,224)         (39,836)          (1,024)
 (4,910,092)       (4,108,655)        3,417,891         7,106,796        (21,636,729)         623,649          276,738
----------------------------------------------------------------------------------------------------------------------

 (6,167,681)       (4,059,283)       10,705,621        11,416,686        (21,035,811)       1,272,274          778,042
----------------------------------------------------------------------------------------------------------------------
 (9,777,586)       (4,877,520)        9,227,648        15,081,797        (21,245,278)       1,520,777          793,246

 45,352,416        50,229,936        25,799,741        10,717,944         21,245,278        1,743,348          950,102
----------------------------------------------------------------------------------------------------------------------
$35,574,830       $45,352,416       $35,027,389       $25,799,741       $         --       $3,264,125       $1,743,348
======================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                                       ------------------------------------------------
                                                         DYNAMIC
                                                         GROWTH              EMERGING SMALL COMPANY
                                                       ------------------------------------------------
                                                       PERIOD ENDED       YEAR ENDED         YEAR ENDED
                                                       DEC. 31/00**       DEC. 31/00         DEC. 31/99
                                                       ------------------------------------------------
Income:
   Net investment income (loss) during the year        $       --       $ 10,861,111       $    931,296
   Realized gain (loss) during the year                   (34,245)         6,301,844          2,234,670
   Unrealized appreciation (depreciation) during
     the year                                            (530,220)       (20,697,016)        40,955,434
                                                       ------------------------------------------------
Net increase (decrease) in assets from operations        (564,465)        (3,534,061)        44,121,400
                                                       ------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                             1,038,582         10,324,298          9,489,193
   Transfer on termination                               (116,055)       (11,469,437)        (8,527,672)
   Transfer on policy loans                               (44,428)        (1,229,828)          (504,673)
   Net interfund transfers                              1,168,028         (2,950,927)        (8,765,065)
                                                       ------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                         2,046,127         (5,325,894)        (8,308,217)
                                                       ------------------------------------------------
Total increase (decrease) in assets                     1,481,662         (8,859,955)        35,813,183

Assets beginning of year                                       --        102,569,738         66,756,555
                                                       ------------------------------------------------
Assets end of year                                     $1,481,662       $ 93,709,783       $102,569,738
                                                       ================================================

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                 SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
         EQUITY INCOME                        EQUITY INDEX                       GLOBAL BOND
---------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/00        DEC. 31/99         DEC. 31/00        DEC. 31/99      DEC. 31/00      DEC. 31/99
---------------------------------------------------------------------------------------------------
$ 2,760,281       $ 1,458,179       $    221,869       $ 1,825,519       $ 18,358       $  43,890
    (80,630)          374,940          2,696,756         3,651,616         (7,326)        (70,367)

    150,879        (1,255,027)       (10,555,450)        5,860,560          4,720         (14,905)
---------------------------------------------------------------------------------------------------

  2,830,530           578,092         (7,636,825)       11,337,695         15,752         (41,382)
---------------------------------------------------------------------------------------------------

  3,349,523         3,893,423         15,766,592        18,917,139        220,199         124,531
 (1,273,761)       (1,286,389)        (6,954,587)       (4,357,423)       (33,905)        (33,062)
    (53,101)          (77,443)          (248,765)         (494,140)        (2,085)            (11)
   (900,697)          311,991         (1,523,237)        5,753,290        (39,466)       (117,727)
---------------------------------------------------------------------------------------------------

  1,121,964         2,841,582          7,040,003        19,818,866        144,743         (26,269)
---------------------------------------------------------------------------------------------------
  3,952,494         3,419,674           (596,822)       31,156,561        160,495         (67,651)

 21,995,504        18,575,830         74,963,275        43,806,714        573,117         640,768
---------------------------------------------------------------------------------------------------
$25,947,998       $21,995,504       $ 74,366,453       $74,963,275       $733,612       $ 573,117
===================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                       -----------------------------------------------------------------
                                                                GLOBAL EQUITY                         GROWTH
                                                       -----------------------------------------------------------------
                                                        YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                        DEC. 31/00       DEC. 31/99        DEC.31/00         DEC. 31/99
                                                       -----------------------------------------------------------------
Income:
   Net investment income (loss) during the year        $ 1,026,287       $  493,157       $ 1,603,161       $   447,543
   Realized gain (loss) during the year                   (631,106)        (155,359)          695,686           530,120
   Unrealized appreciation (depreciation) during
     the year                                              740,951         (121,909)       (8,128,839)        2,359,746
                                                       -----------------------------------------------------------------
Net increase (decrease) in assets from operations        1,136,132          215,889        (5,829,992)        3,337,409
                                                       -----------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                              2,106,572        1,527,332         6,069,409         2,817,768
   Transfer on termination                                (515,552)        (386,590)       (1,297,222)         (500,367)
   Transfer on policy loans                                (14,792)         (21,561)         (120,470)          (74,903)
   Net interfund transfers                               1,068,265        1,818,979         3,009,403         2,324,764
                                                       -----------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                          2,644,493        2,938,160         7,661,120         4,567,262
                                                       -----------------------------------------------------------------
Total increase (decrease) in assets                      3,780,625        3,154,049         1,831,128         7,904,671

Assets beginning of year                                 7,396,859        4,242,810        14,651,615         6,746,944
                                                       -----------------------------------------------------------------
Assets end of year                                     $11,177,484       $7,396,859       $16,482,743       $14,651,615
                                                       =================================================================


See accompanying notes.

                                              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
          GROWTH AND INCOME                   HIGH YIELD                   INCOME AND VALUE
--------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED
 DEC. 31/00        DEC. 31/99       DEC. 31/00        DEC. 31/99      DEC. 31/00       DEC. 31/99
--------------------------------------------------------------------------------------------------
$ 3,025,404       $ 1,278,189       $   14,646       $  340,814       $1,092,315       $  408,866
    985,560         1,264,337          (62,640)         (57,295)         (16,392)          13,556

 (7,885,806)        4,417,624         (346,754)         (69,365)        (833,733)         (94,286)
--------------------------------------------------------------------------------------------------

 (3,874,842)        6,960,150         (394,748)         214,154          242,190          328,136
--------------------------------------------------------------------------------------------------

 11,665,612         7,477,562        1,336,937          799,494        1,131,379        1,638,769
 (3,632,508)       (3,261,292)        (275,933)        (179,923)        (459,846)        (330,215)
   (666,144)         (176,590)         (56,383)          (4,294)         (15,719)          (9,200)
  1,931,597         2,945,525          182,737          891,770          329,751            1,531
--------------------------------------------------------------------------------------------------

  9,298,557         6,985,205        1,187,358        1,507,047          985,565        1,300,885
--------------------------------------------------------------------------------------------------
  5,423,715        13,945,355          792,610        1,721,201        1,227,755        1,629,021

 47,073,070        33,127,715        3,823,158        2,101,957        4,754,507        3,125,486
--------------------------------------------------------------------------------------------------
$52,496,785       $47,073,070       $4,615,768       $3,823,158       $5,982,262       $4,754,507
==================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                        SUB-ACCOUNT
                                                     ---------------------------------------------
                                                     INTERNATIONAL
                                                         INDEX            INTERNATIONAL SMALL CAP
                                                     ---------------------------------------------
                                                     PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                      DEC. 31/00**     DEC. 31/00       DEC. 31/99
                                                     ---------------------------------------------
Income:
   Net investment income (loss) during the year        $  2,220       $ 1,275,987       $    9,451
   Realized gain (loss) during the year                    (982)         (941,463)       1,126,604
   Unrealized appreciation (depreciation) during
     the year                                            (6,610)       (2,864,772)       1,360,161
                                                     ---------------------------------------------
Net increase (decrease) in assets from operations        (5,372)       (2,530,248)       2,496,216
                                                     ---------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                             125,117         2,151,313          826,503
   Transfer on termination                               (5,611)         (399,289)        (206,773)
   Transfer on policy loans                              (6,792)         (227,364)         (11,684)
   Net interfund transfers                               51,596         2,099,442         (266,727)
                                                     ---------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                         164,310         3,624,102          341,319
                                                     ---------------------------------------------
Total increase (decrease) in assets                     158,938         1,093,854        2,837,535

Assets beginning of year                                     --         5,530,970        2,693,435
                                                     ---------------------------------------------
Assets end of year                                     $158,938       $ 6,624,824       $5,530,970
                                                      ============================================

 *Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
                                                                      INTERNET
      INTERNATIONAL STOCK                 INTERNATIONAL VALUE       TECHNOLOGIES         INVESTMENT QUALITY BOND
------------------------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED        YEAR ENDED     PERIOD ENDED    PERIOD ENDED      YEAR ENDED        YEAR ENDED
 DEC. 31/00        DEC. 31/99        DEC. 31/00      DEC. 31/99*     DEC. 31/00**     DEC. 31/00        DEC. 31/99
------------------------------------------------------------------------------------------------------------------
$   141,854       $ 2,378,902       $    4,865       $     --       $       --       $ 1,764,230       $   115,157
  1,979,909         1,389,951          (24,646)        (6,853)            (156)          (65,106)         (118,167)

 (7,021,945)        2,728,312             (339)        33,763         (416,574)          543,010          (330,836)
------------------------------------------------------------------------------------------------------------------
 (4,900,182)        6,497,165          (20,120)        26,910         (416,730)        2,242,134          (333,846)
------------------------------------------------------------------------------------------------------------------

  4,769,383         3,991,679          970,793         67,544          613,893         3,717,837         2,534,307
 (2,042,903)       (1,409,171)         (57,439)        (5,873)         (49,773)       (2,138,923)       (1,228,511)
   (319,996)         (245,714)          (6,340)            --           (4,746)         (183,365)          (45,188)
    306,879          (561,839)         268,631        368,846          501,473          (247,524)       20,819,872
------------------------------------------------------------------------------------------------------------------
  2,713,363         1,774,955        1,175,645        430,517        1,060,847         1,148,025        22,080,480
------------------------------------------------------------------------------------------------------------------
 (2,186,819)        8,272,120        1,155,525        457,427          644,117         3,390,159        21,746,634

 28,849,762        20,577,642          457,427             --               --        23,176,815         1,430,181
------------------------------------------------------------------------------------------------------------------
$26,662,943       $28,849,762       $1,612,952       $457,427       $  644,117       $26,566,974       $23,176,815
==================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                       ----------------------------------------------------------------
                                                              LARGE CAP GROWTH              LIFESTYLE AGGRESSIVE 1000
                                                       ----------------------------------------------------------------
                                                        YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31/00        DEC. 31/99       DEC. 31/00       DEC. 31/99
                                                       ----------------------------------------------------------------
Income:
   Net investment income (loss) during the year        $ 1,441,638       $  371,353       $  216,326       $  178,067
   Realized gain (loss) during the year                     21,675          100,576           (9,437)         (51,566)
   Unrealized appreciation (depreciation) during
     the year                                           (3,593,685)         677,804         (443,010)         371,856
                                                       ----------------------------------------------------------------
Net increase (decrease) in assets from operations       (2,130,372)       1,149,733         (236,121)         498,357
                                                       ----------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                              4,930,460        1,349,722        1,402,412        1,220,401
   Transfer on termination                                (935,574)        (310,785)        (465,958)        (711,359)
   Transfer on policy loans                               (149,564)         (20,962)          (1,220)          (3,817)
   Net interfund transfers                               4,710,968          876,677           (2,198)        (911,439)
                                                       ----------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                          8,556,290        1,894,652          933,036         (406,214)
                                                       ----------------------------------------------------------------
Total increase (decrease) in assets                      6,425,918        3,044,385          696,915           92,143

Assets beginning of year                                 6,670,104        3,625,719        3,954,235        3,862,092
                                                       ----------------------------------------------------------------
Assets end of year                                     $13,096,022       $6,670,104       $4,651,150       $3,954,235
                                                       ================================================================

See accompanying notes.

                                            SUB-ACCOUNT
----------------------------------------------------------------------------------------------
   LIFESTYLE BALANCED 640         LIFESTYLE CONSERVATIVE 280            LIFESTYLE GROWTH 820
----------------------------------------------------------------------------------------------
YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED        YEAR ENDED
DEC. 31/00        DEC. 31/99       DEC. 31/00     DEC. 31/99      DEC. 31/00        DEC. 31/99
----------------------------------------------------------------------------------------------
$  569,650       $   396,729       $ 13,788       $ 11,447       $ 1,673,771       $   962,278
    86,155           (30,994)          (844)         1,866            79,771           (74,308)

  (472,949)          510,201          2,739         (7,716)       (2,474,203)        1,958,069
----------------------------------------------------------------------------------------------
   182,856           875,936         15,683          5,597          (720,661)        2,846,039
----------------------------------------------------------------------------------------------

 3,308,556         3,129,737         30,443         42,811         5,916,596         5,461,863
  (883,442)       (1,094,958)        (9,144)        (8,329)       (2,038,161)       (1,622,631)
  (122,975)          (64,221)            --             --          (134,239)         (279,099)
  (805,706)         (306,459)        70,433        (32,902)          127,472        (1,593,145)
----------------------------------------------------------------------------------------------

 1,496,433         1,664,099         91,732          1,580         3,871,668         1,966,988
----------------------------------------------------------------------------------------------
 1,679,289         2,540,035        107,415          7,177         3,151,007         4,813,027

 8,236,104         5,696,069        115,194        108,017        20,670,423        15,857,396
----------------------------------------------------------------------------------------------
$9,915,393       $ 8,236,104       $222,609       $115,194       $23,821,430       $20,670,423
==============================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                       ---------------------------------------------------------------
                                                           LIFESTYLE MODERATE 460                  MID CAP BLEND
                                                       ---------------------------------------------------------------
                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                        DEC. 31/00       DEC. 31/99       DEC. 31/00        DEC. 31/99
                                                       ---------------------------------------------------------------
Income:
   Net investment income (loss) during the year        $  164,841       $   49,688       $ 4,905,140       $ 3,059,165
   Realized gain (loss) during the year                    (8,201)          (1,920)         (440,187)         (531,319)
   Unrealized appreciation (depreciation) during
     the year                                             (93,118)          30,959        (6,852,403)        4,461,702
                                                       ---------------------------------------------------------------
Net increase (decrease) in assets from operations          63,522           78,727        (2,387,450)        6,989,548
                                                       ---------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                               499,839          324,816         5,698,436         5,041,183
   Transfer on termination                               (278,844)         (80,708)       (2,255,941)       (1,858,127)
   Transfer on policy loans                                (4,505)         (61,993)         (210,773)         (108,303)
   Net interfund transfers                                 34,843          336,696           333,630        (1,877,218)
                                                       ---------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                           251,333          518,811         3,565,352         1,197,535
                                                       ---------------------------------------------------------------
Total increase (decrease) in assets                       314,855          597,538         1,177,902         8,187,083

Assets beginning of year                                1,275,882          678,344        32,680,369        24,493,286
                                                       ---------------------------------------------------------------
Assets end of year                                     $1,590,737       $1,275,882       $33,858,271       $32,680,369
                                                       ===============================================================


 *Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                      SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
  MID CAP
   INDEX                MID CAP STOCK                      MONEY MARKET                         OVERSEAS
-------------------------------------------------------------------------------------------------------------------
PERIOD ENDED     YEAR ENDED    PERIOD ENDED      YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED
 DEC. 31/00**    DEC. 31/00     DEC. 31/99*      DEC. 31/00          DEC. 31/99        DEC. 31/00       DEC. 31/99
-------------------------------------------------------------------------------------------------------------------
 $  9,975       $       --       $     --       $  2,837,122       $  1,699,216       $   410,096       $       --
    2,568            4,809           (158)                --                 --          (743,314)         588,825

   (5,753)         (82,824)         7,230                 --                 --          (806,861)         485,470
 -------------------------------------------------------------------------------------------------------------------
    6,790          (78,015)         7,072          2,837,122          1,699,216        (1,140,079)       1,074,295
 -------------------------------------------------------------------------------------------------------------------

   62,405        1,209,637        114,220         60,929,701         29,641,080         2,507,305          516,783
  (18,904)         (70,213)        (9,534)        (7,374,966)        (5,654,160)         (284,281)         (73,681)
       --           (1,970)            --           (602,642)           266,827          (199,359)         (14,262)
  500,415          497,797         74,430        (37,492,208)       (12,059,047)        1,670,197        1,464,007
-------------------------------------------------------------------------------------------------------------------
  543,916        1,635,251        179,116         15,459,885         12,194,700         3,693,862        1,892,847
  550,706        1,557,236        186,188         18,297,007         13,893,916         2,553,783        2,967,142

       --          186,188             --         45,601,979         31,708,063         4,372,356        1,405,214
-------------------------------------------------------------------------------------------------------------------
 $550,706       $1,743,424       $186,188       $ 63,898,986       $ 45,601,979       $ 6,926,139       $4,372,356
===================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                       -----------------------------------------------------------------
                                                                 PACIFIC RIM
                                                              EMERGING MARKETS                  QUANTITATIVE EQUITY
                                                       -----------------------------------------------------------------
                                                        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                        DEC. 31/00        DEC. 31/99        DEC. 31/00       DEC. 31/99
                                                       -----------------------------------------------------------------
Income:
   Net investment income (loss) during the year        $    37,735       $   188,217       $ 8,207,833       $ 5,044,334
   Realized gain (loss) during the year                  1,142,246         1,967,184         3,373,479         3,505,103
   Unrealized appreciation (depreciation) during
     the year                                           (3,893,747)        1,745,251        (7,729,114)        2,911,530
                                                       -----------------------------------------------------------------
Net increase (decrease) in assets from operations       (2,713,766)        3,900,652         3,852,198        11,460,967
                                                       -----------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                              1,890,887         1,679,389         8,153,108         7,800,323
   Transfer on termination                                (692,836)         (471,769)       (8,068,279)       (5,396,356)
   Transfer on policy loans                                (93,909)          (33,384)         (437,721)         (474,041)
   Net interfund transfers                                 349,025          (185,077)        1,180,710        (3,728,101)
                                                       -----------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                          1,453,167           989,159           827,818        (1,798,175)
                                                       -----------------------------------------------------------------
Total increase (decrease) in assets                     (1,260,599)        4,889,811         4,680,016         9,662,792

Assets beginning of year                                10,510,125         5,620,314        61,856,519        52,193,727
                                                       -----------------------------------------------------------------
Assets end of year                                     $ 9,249,526       $10,510,125       $66,536,535       $61,856,519
                                                       =================================================================


 *Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
                                                                         SMALL CAP
     REAL ESTATE SECURITIES              SCIENCE AND TECHNOLOGY            INDEX              SMALL COMPANY BLEND
--------------------------------------------------------------------------------------------------------------------
  YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED     PERIOD ENDED      YEAR ENDED    PERIOD ENDED
  DEC. 31/00        DEC. 31/99        DEC. 31/00         DEC. 31/99      DEC. 31/00**     DEC. 31/00     DEC. 31/99*
--------------------------------------------------------------------------------------------------------------------
 $   725,501       $ 1,081,197       $    875,644       $ 1,831,034       $  5,143       $  166,689       $  7,350
    (368,039)           82,415          4,226,679         2,759,418         (1,758)        (184,160)         1,781

   4,345,939        (2,907,686)       (19,928,665)        5,368,742        (10,171)        (603,705)        41,163
--------------------------------------------------------------------------------------------------------------------
   4,703,401        (1,744,074)       (14,826,342)        9,959,194         (6,786)        (621,176)        50,294
--------------------------------------------------------------------------------------------------------------------

   2,709,003         3,182,121         11,215,089         3,767,735         94,350        1,152,722        174,380
  (1,866,577)       (2,092,541)        (2,826,592)         (796,754)        (6,716)         (46,909)       (10,104)
    (245,678)         (117,862)          (405,481)          (98,286)        (3,396)         (27,509)            --
    (847,081)       (2,881,180)         9,680,246         8,691,040         78,092          954,977        167,059
--------------------------------------------------------------------------------------------------------------------

    (250,333)       (1,909,462)        17,663,262        11,563,735        162,330        2,033,281        331,335
--------------------------------------------------------------------------------------------------------------------
   4,453,068        (3,653,536)         2,836,920        21,522,929        155,544        1,412,105        381,629

  19,042,967        22,696,503         26,459,240         4,936,311             --          381,629             --
--------------------------------------------------------------------------------------------------------------------
 $23,496,035       $19,042,967       $ 29,296,160       $26,459,240       $155,544       $1,793,734       $381,629
====================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                        --------------------------------------------------------------
                                                             SMALL COMPANY VALUE                  STRATEGIC BOND
                                                        --------------------------------------------------------------
                                                        YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31/00        DEC. 31/99       DEC. 31/00       DEC. 31/99
                                                        --------------------------------------------------------------
Income:
   Net investment income (loss) during the year         $    2,245       $      305       $  286,876       $  204,203
   Realized gain (loss) during the year                     93,029            7,291          (66,380)         (74,383)
   Unrealized appreciation (depreciation) during
     the year                                               48,360           88,627           61,320          (62,876)
                                                        --------------------------------------------------------------
Net increase (decrease) in assets from operations          143,634           96,223          281,816           66,944
                                                        --------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                                747,241          398,042        1,165,949          747,221
   Transfer on termination                                (104,932)         (50,211)        (235,557)        (169,596)
   Transfer on policy loans                                 (9,018)              --          (45,301)         (15,952)
   Net interfund transfers                               1,241,872          289,944          304,387          (49,496)
                                                        --------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                          1,875,163          637,775        1,189,478          512,177
                                                        --------------------------------------------------------------
Total increase (decrease) in assets                      2,018,797          733,998        1,471,294          579,121

Assets beginning of year                                 1,100,603          366,605        3,481,336        2,902,215
                                                        --------------------------------------------------------------
Assets end of year                                      $3,119,400       $1,100,603       $4,952,630       $3,481,336
                                                        ==============================================================


 *Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                   SUB-ACCOUNT
-------------------------------------------------------------------------------------------
  TACTICAL                                       TOTAL STOCK
 ALLOCATION               TOTAL RETURN          MARKET INDEX     U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED    PERIOD ENDED    PERIOD ENDED     YEAR ENDED      YEAR ENDED
 DEC. 31/00**     DEC. 31/00     DEC. 31/99*    DEC. 31/00**     DEC. 31/00      DEC. 31/99
-------------------------------------------------------------------------------------------
  $ 11,333       $   29,836       $     --       $  2,748       $  319,991       $  143,586
       (20)           6,187           (252)          (239)         (33,921)          21,642

   (24,796)         145,527            364        (22,955)         189,826         (173,224)
-------------------------------------------------------------------------------------------
   (13,483)         181,550            112        (20,446)         475,896           (7,996)
-------------------------------------------------------------------------------------------

   270,846          800,492        102,093        199,595        1,442,818          933,102
    (7,090)         (68,577)       (17,463)        (9,092)        (420,953)        (302,051)
    (3,393)         (48,429)            --             --            1,677               75
    70,288        1,016,257        394,795        123,776         (710,743)         630,563
-------------------------------------------------------------------------------------------

   330,651        1,699,743        479,425        314,279          312,799        1,261,689
-------------------------------------------------------------------------------------------
   317,168        1,881,293        479,537        293,833          788,695        1,253,693

        --          479,537             --             --        4,558,716        3,305,023
-------------------------------------------------------------------------------------------
  $317,168       $2,360,830       $479,537       $293,833       $5,347,411       $4,558,716
===========================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                                        -------------------------------------------------------------
                                                             U.S. LARGE CAP VALUE                    VALUE
                                                        -------------------------------------------------------------
                                                        YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                        DEC. 31/00       DEC. 31/99*      DEC. 31/00       DEC. 31/99
                                                        -------------------------------------------------------------
Income:
   Net investment income (loss) during the year         $   30,478       $       --       $       --       $  160,502
   Realized gain (loss) during the year                      2,018               18         (204,029)         (36,495)
   Unrealized appreciation (depreciation) during
     the year                                               35,510           95,862        1,955,231         (317,742)
                                                        -------------------------------------------------------------
Net increase (decrease) in assets from operations           68,006           95,880        1,751,202         (193,735)
                                                        -------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                              3,097,133          373,681        1,668,925        1,586,580
   Transfer on termination                                (306,562)         (40,839)        (372,336)        (292,517)
   Transfer on policy loans                                 (6,546)              --         (118,965)          (4,081)
   Net interfund transfers                               2,799,989        1,465,208        1,097,532          419,572
                                                        -------------------------------------------------------------
Net increase (decrease) in assets from principal
   transactions                                          5,584,014        1,798,050        2,275,156        1,709,554
                                                        -------------------------------------------------------------
Total increase (decrease) in assets                      5,652,020        1,893,930        4,026,358        1,515,819

Assets beginning of year                                 1,893,930               --        5,083,047        3,567,228
                                                        -------------------------------------------------------------
Assets end of year                                      $7,545,950       $1,893,930       $9,109,405       $5,083,047
                                                        =============================================================

 *Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

               SUB-ACCOUNT
-------------------------------
    WORLDWIDE
     GROWTH          500 INDEX                      TOTAL
---------------------------------------------------------------------
   YEAR ENDED      PERIOD ENDED       YEAR ENDED          YEAR ENDED
   DEC. 31/99       DEC. 31/00**       DEC. 31/00         DEC. 31/99
---------------------------------------------------------------------
  $    11,362       $   11,246       $  51,387,171       $ 31,693,647
       68,678          (16,940)         22,080,244         20,827,272

      (14,108)        (273,894)       (115,641,365)        69,327,505
---------------------------------------------------------------------
       65,932         (279,588)        (42,173,950)       121,848,424
---------------------------------------------------------------------

      274,770        3,899,444         214,068,040        138,216,989
      (16,702)        (203,952)        (70,163,910)       (51,392,480)
      (11,284)         (18,727)         (7,067,602)        (3,208,585)
   (1,392,780)       1,953,381             275,952           (253,364)
---------------------------------------------------------------------

   (1,145,996)       5,630,146         137,112,480         83,362,560
---------------------------------------------------------------------
   (1,080,064)       5,350,558          94,938,530        205,210,984

    1,080,064               --         683,749,787        478,538,803
---------------------------------------------------------------------
  $        --       $5,350,558       $ 778,688,317       $683,749,787
=====================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 2000

1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000, the following sub-account of the Account has been replaced with a new sub-account fund as follows:

               PREVIOUS FUND                                  NEW FUND

            Mid Cap Growth Trust                        All Cap Growth Trust

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                              Commencement of
                                                             Operations of the
                                                               Sub-accounts

Dynamic Growth Trust                                            May 2, 2000
International Index Trust                                       May 2, 2000
International Value Trust                                       May 1, 1999
Internet Technologies Trust                                     May 2, 2000
Mid Cap Index Trust                                             May 2, 2000
Mid Cap Stock Trust                                             May 1, 1999
Small Cap Index Trust                                           May 2, 2000
Small Company Blend Trust                                       May 1, 1999
Tactical Allocation Trust                                       May 2, 2000
Total Return Trust                                              May 1, 1999
Total Stock Market Index Trust                                  May 2, 2000
U.S. Large Cap Value Trust                                      May 1, 1999
500 Index Trust                                                 May 2, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended December 31, 2000:

                                                PURCHASES              SALES
                                              ---------------------------------
Aggressive Growth Trust                       $  8,019,899         $  2,468,166
All Cap Growth Trust                            16,182,742            7,118,664
Balanced Trust                                   4,205,822            8,450,845
Blue Chip Growth Trust                          15,877,023            3,915,222
Diversified Bond Trust                           1,769,759              260,970
Dynamic Growth Trust                             2,197,718              151,590
Emerging Small Company Trust                    18,477,959           12,942,742
Equity Income Trust                              6,769,753            2,887,508
Equity Index Trust                              18,733,836           11,471,964
Global Bond Trust                                  304,886              141,785
Global Equity Trust                             18,079,661           14,408,881
Growth Trust                                    11,696,647            2,432,366
Growth & Income Trust                           15,046,839            2,722,878
High Yield Trust                                 2,427,826            1,225,821
Income and Value Trust                           2,514,745              436,865
International Index Trust                          174,861                8,331
International Small Cap Trust                   16,507,631           11,607,542
International Stock Trust                       21,063,260           18,208,044
International Value Trust                        2,464,874            1,284,364
Internet Technologies Trust                      1,691,129              630,282
Investment Quality Bond Trust                    5,805,208            2,892,953
Large Cap Growth Trust                          11,430,246            1,432,319
Lifestyle Aggressive 1000 Trust                  1,666,763              517,400
Lifestyle Balanced 640 Trust                     3,973,581            1,907,498
Lifestyle Conservative 280 Trust                   120,201               14,680
Lifestyle Growth 820 Trust                       7,105,742            1,560,302
Lifestyle Moderate 460 Trust                       704,837              288,663
Mid Cap Blend Trust                             11,675,074            3,204,582
Mid Cap Index Trust                                858,391              304,500
Mid Cap Stock Trust                              2,505,863              870,613
Money Market Trust                             133,882,405          115,585,398
Overseas Trust                                  21,862,479           17,758,521
Pacific Rim Emerging Markets Trust              10,745,858            9,254,956
Quantitative Equity Trust                       17,411,696            8,376,044
Real Estate Securities Trust                     3,372,234            2,897,066
Science & Technology Trust                      40,656,264           22,117,359
Small Cap Index Trust                              188,065               20,592
Small Company Blend Trust                        4,543,750            2,343,780
Small Company Value Trust                        2,836,537              959,130
Strategic Bond Trust                             2,180,768              704,413
Tactical Allocation Trust                          347,423                5,439
Total Return Trust                               2,007,281              277,702
Total Stock Market Index                           322,499                5,472
U.S. Government Securities Trust                 2,117,690            1,484,900
U.S. Large Cap Value Trust                       6,193,938              579,446
Value Trust                                      3,939,653            1,664,497
500 Index Trust                                  5,883,114              241,721
                                              ---------------------------------
Total                                         $488,544,430         $300,044,776
                                              =================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



5. UNIT VALUES

A summary of the accumulation unit values at December 31, 2000 and December 31, 1999 and the accumulation units and dollar value outstanding at December 31, 2000 for the variable life contracts are as follows:

                                                      1999                                2000
                                                   -----------------------------------------------------------------------
                                                   UNIT VALUE         UNIT VALUE          UNITS                  DOLLARS
                                                   -----------------------------------------------------------------------
Aggressive Growth Trust                              $20.16             $20.77            356,548             $  7,404,188
All Cap Growth Trust                                  28.33              25.28            749,807               18,952,901
Balanced Trust                                        29.49              26.74          1,330,346               35,574,830
Blue Chip Growth Trust                                24.63              23.95          1,462,754               35,027,389
Diversified Bond Trust                                13.07              14.42            226,375                3,264,125
Dynamic Growth Trust                                     --               7.98            185,672                1,481,662
Emerging Small Company Trust                          74.86              71.65          1,307,969               93,709,783
Equity Income Trust                                   16.64              18.80          1,380,099               25,947,998
Equity Index Trust                                    23.78              21.57          3,447,963               74,366,453
Global Bond Trust                                     13.27              13.49             54,365                  733,612
Global Equity Trust                                   16.97              19.04            587,025               11,177,484
Growth Trust                                          25.46              18.51            890,331               16,482,743
Growth and Income Trust                               23.46              21.79          2,408,919               52,496,785
High Yield Trust                                      15.37              14.00            329,776                4,615,768
Income and Value Trust                                15.51              16.28            367,507                5,982,262
International Index Trust                                --              11.27             14,103                  158,938
International Small Cap Trust                         26.16              18.53            357,528                6,624,824
International Stock Trust                             18.12              15.12          1,763,929               26,662,943
International Value Trust                             12.98              12.14            132,848                1,612,952
Internet Technologies Trust                              --               7.03             91,924                  644,117
Investment Quality Bond Trust                         14.51              15.87          1,673,822               26,566,974
Large Cap Growth Trust                                19.42              16.65            786,413               13,096,022
Lifestyle Aggressive 1000 Trust                       17.21              16.33            284,768                4,651,150
Lifestyle Balanced 640 Trust                          16.76              17.18            577,034                9,915,393
Lifestyle Conservative 280 Trust                      15.74              16.95             13,131                  222,609
Lifestyle Growth 820 Trust                            17.62              17.09          1,393,678               23,821,430
Lifestyle Moderate 460 Trust                          16.40              17.10             93,014                1,590,737
Mid Cap Blend Trust                                   18.95              17.74          1,908,650               33,858,271
Mid Cap Index Trust                                      --              13.39             41,116                  550,706
Mid Cap Stock Trust                                   12.60              12.10            144,085                1,743,424
Money Market Trust                                    19.15              20.28          3,151,211               63,898,986
Overseas Trust                                        18.96              15.41            449,483                6,926,139
Pacific Rim Emerging Markets Trust                    11.85               8.97          1,031,699                9,249,526
Quantitative Equity Trust                             53.10              56.45          1,178,769               66,536,535
Real Estate Securities Trust                          30.30              38.08            616,941               23,496,035
Science & Technology Trust                            40.21              26.51          1,104,943               29,296,160
Small Cap Index                                          --              11.70             13,291                  155,544
Small Company Blend Trust                             16.07              12.90            139,069                1,793,734
Small Company Value Trust                              9.21               9.76            319,683                3,119,400
Strategic Bond Trust                                  14.11              15.15            326,940                4,952,630
Tactical Allocation Trust                                --              12.10             26,212                  317,168
Total Return Trust                                    12.37              13.72            172,081                2,360,830
Total Stock Market Index Trust                           --              11.24             26,131                  293,833
U.S. Government Securities Trust                      11.91              13.21            404,853                5,347,411
U.S. Large Cap Value Trust                            12.84              13.20            571,773                7,545,950
Value Trust                                           13.81              17.20            529,481                9,109,405
500 Index Trust                                          --              11.30            473,346                5,350,558
                                                                                                              ------------
Total                                                                                                         $778,688,317
                                                                                                              ============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.